UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Spire Global, Inc.

(Name of Registrant as Specified In Its Charter)

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SPIRE GLOBAL, INC. 8000 TOWERS CRESCENT DRIVE SUITE 1100 VIENNA, VIRGINIA 22182

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held at 10:00 am Eastern Time on Tuesday, June 13, 2023

Dear Stockholders of Spire Global, Inc.:

We cordially invite you to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Spire Global, Inc., a Delaware corporation, to be held on June 13, 2023 at 10:00 am Eastern Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/SPIR, where you will be able to listen to the meeting live, submit questions and vote online.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect one Class II director to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

3.

To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding Class A and Class B common stock at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-50, subject to and as determined by our board of directors; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 26, 2023 as the record date for the Annual Meeting. Stockholders of record on April 26, 2023 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.

By order of the Board of Directors,

Peter Platzer

Chief Executive Officer, President and Chairperson of the Board

Vienna, Virginia

May 1, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2023: THE 2023 PROXY STATEMENT AND 2022 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT www.proxydocs.com/SPIR

SPIRE GLOBAL, INC.

PROXY STATEMENT

FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

to be held at 10:00 am Eastern Time on Tuesday, June 13, 2023

GENERAL INFORMATION

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2023 annual meeting of stockholders of Spire Global, Inc. (“Spire,” the “Company,” “we,” “us” or similar terms), a Delaware corporation, and any postponements, adjournments, or continuations thereof (the “Annual Meeting”).

The Annual Meeting will be held on Tuesday, June 13, 2023 at 10:00 am Eastern Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/SPIR, where you will be able to listen to the meeting live, submit questions and vote online. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report on Form 10-K (our “2022 Annual Report”) is first being mailed on or about May 1, 2023 to all stockholders entitled to vote at the Annual Meeting. The proxy materials and our 2022 Annual Report can be accessed by following the instructions in the Notice.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What matters am I voting on?

You are being asked to vote on:

•
the election of one Class II director to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified;
•
a proposal to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
•
a proposal to approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding Class A and Class B common stock at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-50, subject to and as determined by our board of directors; and
•
any other business as may properly come before the Annual Meeting.

How does the board of directors recommend I vote on these proposals?

Our board of directors recommends a vote:

•
“FOR” the election of the Class II director nominee named in this proxy statement;
•
“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and
•
“FOR” the proposal to approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding Class A and Class B common stock at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-50, subject to and as determined by our board of directors.

How many votes are needed for approval of each proposal?

Proposal No. 1: A director is elected by a plurality of the votes cast with respect to the election of directors at the Annual Meeting. A plurality of votes cast means that the director nominee receiving the greatest number of “For” votes at the Annual Meeting will be elected. You may vote “For” or “Withhold” for the nominee for election as a director. Withhold votes and broker non-votes will have no effect on the outcome of the vote.

Proposal No. 2: The ratification of the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2023, requires the affirmative “For” vote of a majority of the voting power of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 3: The approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split requires the affirmative “For” vote of a majority of the voting power of the outstanding shares of our Class A and Class B common stock entitled to vote, voting together as a single class. Abstentions and any broker non-votes will have the same effect as a vote “Against” this proposal.

Who is entitled to vote?

Holders of our Class A and Class B common stock as of the close of business on April 26, 2023, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 146,063,378 shares of our Class A common stock outstanding and 12,058,614 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to nine votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.”

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”

What does it mean if I receive more than one proxy card or voting instruction form?

If you received more than one proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each proxy card and voting instruction form to ensure that all of your shares are voted.

Are a certain number of shares required to be present at the Annual Meeting?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, virtually or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•
by Internet prior to the Annual Meeting at www.proxydocs.com/SPIR, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 12, 2023 (have your Notice or proxy card in hand when you visit the website);
•
by toll-free telephone at the phone number listed on your proxy card;
•
by completing and mailing your proxy card (if you received printed proxy materials); or
•
by attending the Annual Meeting virtually by visiting www.proxydocs.com/SPIR, where you may vote during the meeting (please have your Notice or proxy card in hand when you visit the website).

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to direct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will generally have discretion to vote your shares on the following “routine” matters: the proposal to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2023, and the proposal to approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding Class A and Class B common stock at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-50, subject to and as determined by our board of directors. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you (and failure to provide instructions on these matters will result in a “broker non-vote”).

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•
entering a new vote by Internet or by telephone;
•
completing and returning a later-dated proxy card;
•
notifying the Corporate Secretary and Chief Legal Officer of Spire Global, Inc. (the “Corporate Secretary”), in writing, at Spire Global, Inc., 8000 Towers Crescent Drive, Suite 1100, Vienna, Virginia 22182; or
•
attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

How can I participate in the Annual Meeting?

You will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.proxydocs.com/SPIR. To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card. The Annual Meeting webcast will begin promptly at

10:00 am Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 am Eastern Time, and you should allow ample time for the check-in procedures.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Peter Platzer, Thomas Krywe and Boyd Johnson have been designated as proxy holders by our board of directors. When proxies are properly submitted, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder.

If the proxy is properly submitted, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our 2022 Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 1, 2023 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies by telephone, by electronic communication, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

I share an address with another stockholder, and we received only one paper copy of the Notice or, if applicable, proxy materials. How may I obtain an additional copy of the Notice or, if applicable, proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials, to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials, to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at:

Spire Global, Inc.

Attention: Corporate Secretary

8000 Towers Crescent Drive, Suite 1100

Vienna, Virginia 22182

(202) 301-5127

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than January 2, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Stockholder proposals should be addressed to:

Spire Global, Inc.

Attention: Corporate Secretary

8000 Towers Crescent Drive, Suite 1100

Vienna, Virginia 22182

(202) 301-5127

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our board of directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for the 2024 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•
not earlier than February 16, 2024; and
•
not later than March 17, 2024.

In the event that we hold the 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, a notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2024 annual meeting of stockholders and no later than the close of business on the later of the following two dates:

•
the 90th day prior to the 2024 annual meeting of stockholders; or
•
the 10th day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made.

If a stockholder who has notified us of his, her, or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her, or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation or Nomination of Director Candidates

Our stockholders may recommend director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Corporate Secretary or legal department at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations and Nominations to the Board of Directors.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

In addition to satisfying the foregoing requirements, in order to comply with the universal proxy rules, a stockholder who intends to solicit proxies in support of director nominees for election at the 2024 annual meeting of stockholders, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) no later than April 14, 2024. If the date of the 2024 annual meeting of stockholders is more than 30 days before or after the first anniversary of the 2023 Annual Meeting, then such notice must be provided by the later of the 60th day prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Availability of Bylaws

A copy of our amended and restated bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors. Our board of directors currently consists of six directors, four of whom qualified as “independent” under the listing standards of the New York Stock Exchange (“NYSE”). We have a classified board of directors consisting of three classes, each serving staggered three-year terms. Only one class of directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term will continue until the end of such director’s three-year term and the election and qualification of their successor, or their earlier death, resignation, or removal.

The following table sets forth the names, ages as of April 26, 2023, and certain other information for each of the directors with terms expiring at the Annual Meeting (all of whom are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our board of directors:

Name	Class	Age	Position	Current Term Expires	Expiration of Term for Which Nominated
Director with Term Expiring at the Annual Meeting/Nominee (1)
William Porteous (2)(3)(4)	II	50	Director	2023	2026
Continuing Directors
Peter Platzer	I	54	Chief Executive Officer and Chair	2025
Stephen Messer (2)(3)	I	51	Director	2025
Joan Amble (4)	I	69	Director	2025
Theresa Condor	III	42	Chief Operating Officer and Director	2024
Dirk Hoke (4)	III	54	Director	2024

_____________

(1) Prior to March 21, 2023, there were two directors in Class II, Jack Pearlstein and William Porteous. On March 21, 2023, Mr. Pearlstein informed us of his resignation from the board, due to his desire to devote more of his time to other professional commitments and not because of any disagreement with the Company relating to the Company’s operations, policies or practices. As a result, Class II consists of one remaining director, Mr. Porteous, who has been nominated by the board for re-election. Although our Restated Certificate of Incorporation provides that the classes of directors shall be as nearly equal in size as is practicable, it also provides that no decrease in the number of directors constituting the board shall shorten the term of any incumbent director. As a result, Mr. Porteous is the only director in Class II that has a term expiring at the Annual Meeting.

(2) Member of our compensation committee.

(3) Member of our nominating and corporate governance committee.

(4) Member of our audit committee.

Nominee for the Board of Directors

William D. Porteous has served as one of our directors since August 2021. Mr. Porteous served as one of the directors of Legacy Spire from May 2014 through the closing (the "Closing") of our merger with NavSight Holdings, Inc. ("NavSight"). Since August 2000, Mr. Porteous has been with RRE Ventures, LLC, a venture capital firm, where he currently serves as a General Partner and the firm’s Chief Operating Officer, having previously served as a Principal and an Associate. Since 2004, Mr. Porteous has also served as Co-Chairman and Founder at the Dockery Farms Foundation, a non-profit dedicated to preserving the historic property and heritage of Dockery Farms. Mr. Porteous served as an Adjunct Professor at Columbia University from January 2003 to May 2018. He has served on the board of directors of more than 20 private companies. Mr. Porteous holds a B.A. in English from Stanford University, an M.B.A. from the Harvard Business School, and an M.Sc. in Economics and Industrial Relations from the London School of Economics and Political Science.

Mr. Porteous was selected to serve on our board of directors because of his extensive business and leadership experience.

Continuing Directors

Peter Platzer has served as our President, Chief Executive Officer, and as one of our directors since August 2021. Mr. Platzer served as the co-founder and Chief Executive Officer of Legacy Spire and as one of its directors from September 2012 through the Closing. Prior to this, Mr. Platzer served as Senior Portfolio Manager at Vegasoul Capital, LLC, an asset management firm, from September 2010 to September 2011, and as Director, Proprietary Trader at Deutsche Bank AG, an investment bank and financial services company, from July 2007 to December 2010. Mr. Platzer also served as Head of Quantitative Research at TRG Management LP, also known as The Rohatyn Group, an asset management firm, from May 2003 to July 2007. Mr. Platzer holds a Dipl. Ing (equivalent to B.S., M.S., and Ph.D. qualification exam) in Physics from the Technical University of Vienna, an M.Sc. cum laude in Space Science and Management from the International Space University, and an M.B.A. summa cum laude from Harvard Business School.

Mr. Platzer was selected to serve on our board of directors because of the perspective and experience he brings as our President and Chief Executive Officer.

Stephen Messer has served as one of our directors since August 2021. Mr. Messer served as one of the directors of Legacy Spire from May 2014 through the Closing. Mr. Messer has served as Member at Zephir Worldwide LLC, a venture capital firm, since 2012. Mr. Messer has served as Vice Chairman and Co-Founder at Collective[i], a foundation AI model for Commerce, since January 2008 and as President and Co-Founder of World Evolved Services, LLC, a venture capital firm, since January 2006. Prior to this, Mr. Messer served as Chief Executive Officer and Co-Founder at LinkShare Corporation, an affiliate marketing service company acquired by Rakuten, Inc., from 1996 to 2005. Mr. Messer currently serves on the board of directors of several private companies and on the advisory boards for multiple venture capital firms. Mr. Messer holds a B.A. in Government and Law, History from Lafayette College and a J.D. from Benjamin N. Cardozo School of Law, Yeshiva University.

Mr. Messer was selected to serve on our board of directors because of his extensive business and leadership experience and his experience in the venture capital industry.

Joan Amble has served as one of our directors since August 2022. She has had a storied career in finance, most recently serving as Executive Vice President, Finance, and Comptroller for American Express. Prior to holding senior leadership positions at American Express, Ms. Amble spent more than a decade at General Electric, most recently serving as Chief Operating Officer and Chief Financial Officer for GE Capital markets, overseeing securitizations, debt placement, and syndication, as well as structured equity transactions. She has extensive experience in corporate governance, having served on the Board of Directors of Broadcom Corp, Brown-Forman, Sirius XM Holdings Inc., and. as an independent advisor to the Executive Committee of the U.S. affiliate of Societe Generate S.A. Ms. Amble currently serves on the Board of Directors of Zurich Insurance Group AG, BuzzFeed, Inc. and Booz Allen Hamilton Holding Corp. She is currently the president of JCA Consulting, LLC. Throughout her career, Ms. Amble has been a tremendous advocate for the professional development of women in business. She is the co-founder of W.O.M.E.N in America, a leadership program launched in the fall of 2009.

Ms. Amble was selected to serve on our board of directors because of her extensive business experience and leadership in finance, accounting, and corporate governance.

Theresa Condor has served as our Chief Operating Officer since October 2021 and as one of our directors since August 2021. Prior to her role as Chief Operating Officer, Ms. Condor served as Executive Vice President, General Manager of Space Services and Earth Intelligence since August 2021. Ms. Condor also served as Executive Vice President, General Manager of Space Services and Earth Intelligence at Legacy Spire, in addition to serving in a variety of other roles, since February 2013, and served as one of Legacy Spire’s directors since November 2015. From August 2008 to February 2012, Ms. Condor was with Citi Group Inc., an investment bank and financial services company, where she served most recently as Vice President of Trade Risk Distribution at the Latin America Desk and previously as a Rotating Management Associate. Ms. Condor holds a B.A. in Government from Cornell University and an M.I.A. in International Finance and Policy from the School of International and Public Affairs at Columbia University.

Ms. Condor was selected to serve on our board of directors because of her industry, business, and leadership experience.

Dirk Hoke has served as one of our directors since November 2021. Mr. Hoke is currently the Chief Executive Officer of Volocopter GmbH, the pioneer of Urban Air Mobility. Prior to joining us, Mr. Hoke served as the Chief Executive Officer of the Airbus Defence and Space division of Airbus SE and served as a member of the Airbus Executive Committee from January 2016 to August 2021. Before joining Airbus, he worked at Siemens AG, where he held various executive-level positions including General Manager for the Transrapid Propulsion and Power Supply, President of Siemens Transportation Systems China, the first Chief Executive Officer of Siemens Africa and the Chief Executive Officer of Industrial Solutions, Customer Services and Large Drives in Germany from May 2005 to December 2015. Mr. Hoke currently serves on the Board of Directors of SolarEdge Technologies, Inc. He holds a degree in Mechanical Engineering from the Technical University of Brunswick, Germany and is an Alumni of the Young Global Leader Program of the World Economic Forum.

Mr. Hoke was selected to serve on our board of directors because of his in-depth experience and leadership in the aerospace industry.

Family Relationships

Mr. Platzer and Ms. Condor, each a director and executive officer of the Company, are husband and wife. There are no other family relationships among any of the directors or executive officers of the Company.

Director Independence

Under the listing standards of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, NYSE listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under NYSE listing standards, a director will only qualify as an “independent director” if the board of directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment, and affiliations, our board of directors has determined that Messrs. Hoke, Messer and Porteous, and Ms. Amble, do not have a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and that each of these directors is “independent” as that term is defined under the listing standards of the NYSE. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships, Related Party and Other Transactions.”

Board Leadership Structure and Role of the Lead Independent Director

We believe that the structure of our board of directors and its committees provides strong overall management of our Company. Mr. Platzer currently serves as both the chairperson of our board of directors and as our Chief Executive Officer. As our Chief Executive Officer, Mr. Platzer is best positioned to identify strategic priorities, lead critical discussion, and execute our business plans.

Our board of directors has adopted Corporate Governance Guidelines that provide that one of our independent directors will serve as our lead independent director at any time when the chair of our board of directors is not independent, including when our Chief Executive Officer serves as the chair of our board of directors. Our board of directors has appointed Mr. Porteous to serve as our lead independent director. The board of directors considered Mr. Porteous’ demonstrated leadership during his tenure as a member of the board and also his contributions as a member of the compensation committee, nominating and corporate governance committee and audit committee, and the board of directors believes that Mr. Porteous’ ability to act as a strong lead independent director provides balance in our leadership structure and will be in the best interest of Spire and its stockholders. As our lead independent director, Mr. Porteous presides over periodic meetings of our independent directors, serves as a liaison between Mr. Platzer and our independent directors, and performs such additional duties as our board of directors may otherwise determine and delegate.

Only independent directors serve on the audit committee, the compensation committee, and the nominating and corporate governance committee of our board of directors. As a result of the board of directors’ committee system and the existence of a majority of independent directors, the board of directors believes it maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates, and corporate governance programs. We believe that the leadership structure of our board of directors, including Mr. Porteous’ role as lead independent director, as well as the strong independent committees of our board of directors is appropriate and enhances our board of directors’ ability to effectively carry out its roles and responsibilities on behalf of our stockholders, while Mr. Platzer’s combined role enables strong leadership, creates clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

Board Meetings and Committees

During our fiscal year ended December 31, 2022, our board of directors held four meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend. Each director then on the board attended our 2022 annual meeting of stockholders.

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below.

Audit Committee

Our audit committee consists of Ms. Amble and Messrs. Porteous and Hoke, with Mr. Porteous serving as chairperson. Each member of the audit committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations and the financial literacy and sophistication requirements of the listing standards of the NYSE. In addition, our board of directors has determined that Mr. Porteous is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act. Our audit committee is responsible for, among other things:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and oversee the performance of the independent registered public accounting firm;

•

reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations;

•	reviewing our financial statements and our critical accounting policies and estimates;

•	overseeing and monitoring the integrity of our financial statements, accounting and financial reporting processes, and internal controls;

•	overseeing the design, implementation, and performance of our internal audit function;

•	overseeing our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	overseeing our policies on risk assessment and risk management;

•	overseeing compliance with our code of business conduct and ethics;

•	reviewing and approving related party transactions; and

•

approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

No member of our audit committee may serve on the audit committee of more than three public companies, including Spire, unless our board of directors determines that such simultaneous service would not impair the ability of such member to effectively serve on our audit committee and we disclose such determination in accordance with the listing standards of the NYSE.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter for our audit committee is available on our website at ir.spire.com. During 2022, our audit committee held seven meetings.

Compensation Committee

Our compensation committee consists of Messrs. Messer and Porteous, with Mr. Messer serving as chairperson. Each member of our compensation committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations and is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

•	reviewing, approving, and determining, or making recommendations to our board of directors regarding, the compensation of our executive officers, including our Chief Executive Officer;

•	administering our equity compensation plans and incentive compensation plans;

•	establishing and periodically reviewing general policies and plans relating to compensation and benefits of our employees, and overseeing our overall compensation philosophy;

•	reviewing and making recommendations regarding non-employee director compensation to our full board of directors; and

•	evaluating the performance, or assisting in the evaluation of the performance, of our executive officers, including our Chief Executive Officer.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter for our compensation committee is available on our website at ir.spire.com. During 2022, our compensation committee held five meetings.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Porteous and Messer, with Mr. Porteous serving as chairperson. Each member of the nominating and corporate governance committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:

•	identifying, evaluating, and selecting, or making recommendations to our board of directors regarding, nominees for election to our board of directors;

•	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

•	evaluating the performance and attendance of our board of directors and of individual directors;

•	overseeing and reviewing developments in our corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	periodically reviewing and discussing with our board of directors the corporate succession and development plans for our executive officers and certain key employees; and

•	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter for our nominating and corporate governance committee is available on our website at ir.spire.com. During 2022, our nominating and corporate governance committee held two meetings.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee is responsible for reviewing with the board of directors the appropriate characteristics, skills, and experience required for the board of directors as a whole and its individual members. Our nominating and corporate governance committee uses a variety of methods to identify and evaluate director nominees. Some of the qualifications that our nominating and corporate governance committee considers include, without limitation, issues of character, integrity, judgment, corporate experience, and diversity and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the board of directors, potential conflicts of interest, and other commitments. Nominees must also have the highest personal and professional ethics and integrity, have proven achievement and competence in their field and the ability to exercise sound business judgment, have skills that are complementary to those of the existing board of directors, the ability to assist and support management and make significant contributions to the our success, and understand the fiduciary responsibilities that are required of a member of our board of directors and have sufficient time and energy necessary to diligently carry out those responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

In its evaluation of director candidates, our nominating and corporate governance committee considers the suitability of each director candidate, including current directors, in light of current size and composition, organization, and governance of our board of directors and the needs of our board of directors and the respective committees of our board of directors. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints.

Our nominating and corporate governance committee also considers the above factors and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, including incumbent directors, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.

Stockholder Recommendations and Nominations to the Board of Directors

Our nominating and corporate governance committee will consider director candidates recommended by stockholders, so long as such recommendations comply with our Restated Certificate of Incorporation, amended and restated bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the regular director nominee criteria described above.

Eligible stockholders wishing to recommend a candidate for nomination should direct the recommendation in writing by letter us, attention of the Chief Legal Officer, at 8000 Towers Crescent Drive, Suite 1100, Vienna, Virginia 22182. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a statement of support by the recommending stockholder, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between the candidate and our Company, evidence of the recommending stockholder’s ownership of our capital stock, and any other information required by our amended and restated bylaws. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Corporate Secretary at Spire Global, Inc. To be timely for the 2024 annual meeting of stockholders, nominations must be received by our Corporate Secretary observing the same deadlines for stockholder proposals discussed above under “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?—Stockholder Proposals.”

Communications with the Board of Directors

Interested parties wishing to communicate with non-management members of our board of directors may do so by writing and mailing the correspondence to our Chief Legal Officer or legal department at Spire Global, Inc., 8000 Towers Crescent Drive, Suite 1100, Vienna, Virginia 22182. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a broker, bank or nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our Chief Legal Officer or legal department, in consultation with appropriate members of our board of directors as necessary, will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, will route such communications to the appropriate member or members of our board of directors, or if none is specified, to the chairperson of our board of directors or the lead independent director if there is not an independent chairperson of our board of directors.

Our Chief Legal Officer or legal department may decide in the exercise of their or its judgment whether a response to any stockholder communication is necessary and shall provide a report to our nominating and corporate governance on a quarterly basis of any stockholder communications received for which the Chief Legal Officer or legal department has responded. This procedure for stockholder communications with non-management members of our board of directors is administered by our nominating and corporate governance.

This procedure does not apply to (i) communications to non-management directors from our officers or directors who are stockholders or (ii) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, which are discussed further in the section titled “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?—Stockholder Proposals” described above in this proxy statement.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates, including independence standards, and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers, as well as contractors, consultants, agents, brokers, distributors or other intermediaries acting on our behalf. The full text of our Code of Business Conduct and Ethics is posted on our website at ir.spire.com. We will disclose any amendments to our Code of Business Conduct and Ethics or any waivers of the requirements of our Code of Business Conduct and Ethics for directors and executive officers on the same website or in filings under the Exchange Act.

Transactions in the Company’s Securities

Our insider trading policy prohibits all of our officers, directors and employees from trading in our securities (or securities of any other company with which we do business) while in possession of material nonpublic information, other than in connection with a Rule 10b5-1 plan adopted in compliance with the policy.

Under our insider trading policy, our officers, directors, and employees may not (i) trade in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options and other compensatory equity awards issued to such persons by Spire), including any hedging or similar transaction designed to decrease the risks associated with holding our common stock, (ii) pledge our securities as collateral for loans, or (iii) hold our securities in margin accounts.

In addition, before any of our directors or executive officers engages in certain transactions involving our securities, such director or executive officer must obtain pre-clearance and approval of the transaction from a compliance officer of the Company.

Role of Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational, in the pursuit and achievement of our strategic objectives. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day oversight and management of strategic, operational, legal and compliance, cybersecurity, and financial risks, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of our risk management framework, which is designed to identify, assess, and manage risks to which our Company is exposed, as well as to foster a corporate culture of integrity. Consistent with this approach, our board of directors regularly reviews our strategic and operational risks in the context of discussions with management, question and answer sessions, and reports from the management team at each regular board meeting. Our board of directors also receives regular reports on all significant committee activities at each regular board meeting and evaluates the risks inherent in significant transactions.

In addition, our board of directors has tasked designated standing committees with oversight of certain categories of risk management. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance. Our audit committee also, among other things, discusses with management, the internal auditors, and the independent auditor guidelines and policies with respect to risk assessment and risk management, as well as potential conflicts of interest. Our compensation committee assesses risks arising from our compensation philosophy and practices applicable to all employees to determine whether they encourage excessive risk-taking and evaluates policies and practices that could mitigate such risks. Our nominating and corporate governance committee assesses risks relating to our corporate governance practices and the independence of the board.

Our board of directors believes its current leadership structure supports the risk oversight function of the board.

Director Compensation

Director Compensation Policy

We have an Outside Director Compensation Policy (the “director compensation policy”). The director compensation policy was developed with input from our independent compensation consultant, Compensia, Inc. (“Compensia”), regarding practices and compensation levels at the same group of peer companies used for executive compensation comparisons and is intended to attract, retain, and reward non-employee directors.

Under the director compensation policy, each non-employee director will receive the cash and equity compensation for board services described below. We also will reimburse our non-employee directors for reasonable, customary, and documented travel expenses to meetings of our board of directors or its committee and other expenses.

Maximum Annual Compensation Limit

Our director compensation policy provides that in any fiscal year, no non-employee director may be granted equity awards (based on grant date fair value determined in accordance with U.S. generally accepted accounting principles (“GAAP”)), and be provided any other compensation, including without limitation cash retainers or fees in amounts that, in the aggregate, exceed $750,000, provided that such amount is increased to $1,000,000 in the fiscal year of initial service as a non-employee director. Equity awards granted or other compensation provided to a non-employee director for services provided as an employee or consultant (other than a non-employee director), or provided before August 16, 2021, will not count toward this annual limit. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Cash Compensation

Our director compensation policy provides for the following cash compensation program for our non-employee directors: following the effective date of such policy, each non-employee director will be paid an annual cash retainer of $30,000, and each non-employee director who serves as the chairperson or lead director of our board of directors or the chair or a member of a committee of our board of directors, will be eligible to earn an additional annual fee of $15,000. For clarity, there are no per-meeting fees for attending board of directors or committee meetings and each non-employee director who serves as the chairperson or lead director of our board of directors or the chair or a member of one or more committees of our board of directors, will be eligible to receive only one additional annual fee of $15,000, regardless of the number of positions served.

These fees to our non-employee directors will be paid quarterly in arrears on a prorated basis. Under the director compensation policy, we also reimburse our non-employee directors for reasonable travel expenses to attend meetings of our board of directors and its committees.

Equity Compensation

Initial Award. Pursuant to our director compensation policy, each person who first becomes a non-employee director after the effective date of such policy will receive, on the first trading day on or after the date that the person first becomes a non-employee director, an initial award of restricted stock units ("RSUs") with an aggregate grant date fair value, determined in accordance GAAP, equal to $275,000 (with any fractional share rounded down) (the “Initial Award”). The Initial Award will be scheduled to vest in three, equal installments on each of the one-, two-, and three-year anniversaries of the Initial Award’s grant date, in each case subject to continued services to us through the applicable vesting date. If the person was a member of our board of directors and also an employee, then becoming a non-employee director due to termination of employment will not entitle the person to an Initial Award.

Annual Award. On the first trading day immediately after the date of each annual meeting of our stockholders (an “Annual Meeting”) that occurs following the effective date of our director compensation policy, each non-employee director who has served as a non-employee director for at least six months through the date of such Annual Meeting will receive automatically an annual award of RSUs with an aggregate grant date fair value determined in accordance with GAAP, equal to $175,000 (with any fractional share rounded down) (the “Annual Award”). Each Annual Award will be scheduled to vest in full on the earlier of the one-year anniversary of the grant date, or the date of the next Annual Meeting following the grant date, subject to continued services to us through the applicable vesting date.

Change in Control. In the event of a change in control, as defined in the 2021 Equity Incentive Plan, each non-employee director’s then-outstanding equity awards covering shares of our Class A common stock that were granted to him or her while a non-employee director will accelerate vesting in full.

Other Award Terms. Each Initial Award and Annual Award will be granted under the 2021 Equity Incentive Plan (or its successor plan, as applicable) and form of award agreement under such plan.

Stock Awards in Lieu of Cash Retainers. Our director compensation policy allows non-employee directors to elect to convert 100% of their cash retainer fees with respect to services to be performed in the next fiscal year of ours into an award of shares of our Class A common stock, or Retainer Award, in accordance with the election procedures under our director compensation policy. Retainer Awards will be granted automatically on the first trading day immediately following each of the four fiscal quarters in the applicable fiscal year, subject to the non-employee director’s continued service with us through such date. The number of shares subject to a Retainer Award will be determined by dividing the amount of cash retainer fees otherwise payable for the most recently completed fiscal quarter described above applicable to the non-employee director, by the closing sales price of a share of our Class A common stock on the grant date of the Retainer Award (or, if no closing sales price was reported on that date, on the last trading day such closing sales price was reported), with the number of shares subject to the Retainer Award, if any fractional share results, rounded down to the nearest whole share.

Stock Option in Lieu of Restricted Stock Units and Cash Retainers. Our director compensation policy also allows non-employee directors to elect to receive their Initial Award or Annual Award, as applicable, in the form of stock options to purchase shares of our Class A common stock, in accordance with the election procedures under our director compensation policy. In the case of Annual Awards, any election by the non-employee director will be required to be made for the next calendar year, and in the case of Initial Awards, any election by the non-employee director will be required to be made within a specified period in connection with such individual first becoming a non-employee director. Each stock option award will cover that number of shares of our Class A common stock that results in a grant date fair value, determined in accordance with GAAP, that is equal to the value of the Initial Award or Annual Award as described above (with the number of shares subject to such award, if any fractional share results, rounded down to the nearest whole share), and have the same vesting schedule that applies to the Initial Annual or Annual Award, as applicable, as described above.

Further, any non-employee director who has both an election in place to receive stock options in lieu of RSUs for the Annual Award and an election in place to receive cash retainer fees in the form of a Retainer Award, automatically will receive Retainer Awards in the form of stock options. The number of shares of our Class A common stock subject to each such stock option award will be determined as such number of shares, based on the closing sales price of a share of our Class A common stock on the date of the grant of the Retainer Award (or, if no closing sales price was reported on that date, on the last trading day such closing sales price was reported), that would result in a grant date fair value, determined in accordance with GAAP, of the stock option being equal to the cash retainer fees otherwise payable for the most recently completed fiscal quarter described above applicable to the non-employee director (with the number of shares subject to the Retainer Award, if any fractional share results, rounded down to the nearest whole share). Each such Retainer Award granted as stock options will be fully vested and exercisable on its grant date.

Each stock option described above granted under our director compensation policy will have a per share exercise price equal to 100% of the fair market value of a share of our Class A common stock on the award’s grant date, and a maximum term to expiration of 10 years from the grant date.

Director Compensation Table for Fiscal Year 2022

The following table provides information regarding compensation of our non-employee directors for service as directors, for the year ended December 31, 2022. Directors who are also our employees receive no additional compensation for their service as directors. During 2022, our employee directors, Mr. Platzer and Ms. Condor, did not receive any compensation for their services as directors. See “Executive Compensation” for additional information regarding Mr. Platzer’s and Ms. Condor’s compensation.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)	Total
Joan Amble (4)	$28,736	$275,000	$-	$303,736
Dirk Hoke	$45,000	$-	$174,999	$219,999
Stephen Messer	$45,000	$174,999	$-	$219,999
Jack Pearlstein	$45,000	$174,999	$-	$219,999
William Porteous	$30,935	$174,999	$-	$205,934

(1)

The amounts reported represent the cash retainer amounts received and, for those directors who elected to receive all or a portion of their cash retainers in the form of stock or option awards, the value of the equity award on the date of grant.

(2)

The amounts reported represent the aggregate grant-date fair value of the RSUs awarded to the director in 2022, computed in accordance with FASB ASC Topic 718, Stock Compensation (“ASC 718”), disregarding forfeiture assumptions. These amounts do not reflect the actual economic value that may be realized by the non-employee directors, and there can be no assurance that these amounts will ever be realized by the non-employee directors.

(3)

The amounts reported represent the aggregate grant-date fair value of stock options awarded to the director in 2022, computed in accordance with ASC 718. For discussion of the assumptions used in calculating the dollar amount recognized for financial statement reporting purposes of the awards reported in this column, see Note 12 to our consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2022.

(4)	Ms. Amble joined our board of directors in August 2022. Her stock award represents the initial award pursuant to our director compensation policy.

The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2022:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options		Option Exercise Price Per Share ($)	Option Expiration Date	Number of Securities Underlying Unvested Stock Awards
Dirk Hoke	11/15/2021	97,969	(1)	5.40	11/15/2031	—
	6/2/2022	179,119	(2)	1.74	6/2/2032	—
Stephen Messer	4/1/2019	6,096	(3)	1.85	3/31/2029	—
	2/18/2021	182,820	(4)	3.29	2/17/2031	—
	6/2/2022	—		—	—	100,574	(5)
Jack Pearlstein	11/9/2021	—		—	—	34,268	(6)
	6/2/2022	—		—	—	100,574	(6)
William Porteous	6/2/2022	—		—	—	100,574	(7)
Joan Amble	8/11/2022	—		—	—	180,921	(8)

(1)

The shares of our Class A common stock underlying this option vest as to 1/3rd of the total shares annually commencing November 15, 2022, subject to Mr. Hoke's continued role as a service provider to us.

(2)	The shares of our Class A common stock underlying this option fully vest on June 2, 2023, subject to Mr. Hoke's continued role as a service provider to us.

(3)	The shares of our Class A common stock underlying this option are fully vested and immediately exercisable.

(4)

This option is subject to an early exercise provision and is immediately exercisable. The shares of our Class A common stock underlying this option vest as to 1/48th of the total shares monthly commencing March 3, 2021, subject to Mr. Messer's continued role as a service provider to us.

(5)

The service-based vesting condition will be satisfied as to all of the shares of our Class A common stock underlying the RSU on June 2, 2023, subject to Mr. Messer's continued role as a service provider to us.

(6)	These RSUs were forfeited upon Mr. Pearlstein’s resignation from the board of directors on March 21, 2023.

(7)

The service-based vesting condition will be satisfied as to all of the shares of our Class A common stock underlying the RSU on June 2, 2023, subject to Mr. Porteous' continued role as a service provider to us.

(8)

The service-based vesting condition will be satisfied as to all of the shares of our Class A common stock underlying the RSU on August 20, 2023, subject to Ms. Amble's continued role as a service provider to us.

PROPOSAL NO. 1—ELECTION OF DIRECTOR

Our board of directors is currently composed of six members. We have a classified board of directors consisting of three classes, each serving staggered three-year terms.

At each annual meeting of stockholders, directors of a specific class of our board of directors will be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier death, resignation, or removal.

Nominee for the Board of Directors

Our nominating and corporate governance committee has recommended, and our board of directors has approved, William Porteous as the sole nominee for election as a director at the Annual Meeting. If elected, Mr. Porteous will serve as a director until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Porteous is currently a director of our Company. For information concerning the relevant experiences, qualifications, attributes, and skills of Mr. Porteous that led our board of directors to recommend him as a nominee for director, please see the section titled “Board of Directors and Corporate Governance.” Mr. Porteous has consented to being named as a nominee in the proxy statement and to continue to serve as a director, if elected; however, in the event that he is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our board of directors to fill such vacancy.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Mr. Porteous. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

A director is elected by a plurality of the votes cast with respect to the election of directors at the Annual Meeting. A plurality of votes cast means that the director nominee receiving the greatest number of “For” votes at the Annual Meeting will be elected. You may vote “For” or “Withhold” for the nominee for election as a director. Withhold votes and broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE NAMED ABOVE.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as our independent registered public accounting firm for our fiscal year ending December 31, 2023. PwC has served as our independent registered public accounting firm since August 2021.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Our audit committee is submitting the appointment of PwC to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of PwC, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our Company and our stockholders. If our stockholders do not ratify the appointment of PwC, our board of directors may reconsider the appointment. Representatives of PwC will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

Change in Certifying Accountant

As previously reported on our Current Report on Form 8-K, dated August 20, 2021, upon the approval of the audit committee of our board of directors, Marcum LLP was dismissed as our independent registered public accounting firm, and PwC was engaged as our independent registered public accounting firm effective August 16, 2021. Marcum LLP served as our independent registered public accounting firm since May 29, 2020, our inception as NavSight, whereas PwC served as the independent registered public accounting firm for us, since December 10, 2019, prior to the Closing. The audit committee decided to engage PwC because, for accounting purposes, our historical financial statements include a continuation of the financial statements of our business.

The reports of Marcum LLP on NavSight’s financial statements as of December 31, 2020 and for the period from May 29, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about NavSight’s ability to continue as a going concern. For the period from May 29, 2020 (inception) through December 31, 2020 and the subsequent interim period through August 16, 2021, there were no disagreements between NavSight and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on NavSight’s financial statements for such year. For the period from May 29, 2020 (inception) through December 31, 2020 and the subsequent interim period through August 16, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except for a material weakness in NavSight’s disclosure controls and procedures as a result of NavSight’s restatement of its financial statements to reclassify NavSight’s warrants as described in the Form 10-K/A filed May 12, 2021.

For the period from May 29, 2020 (inception) through December 31, 2020 and the subsequent interim period through August 16, 2021, neither the Company, nor any party on its behalf, consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by PwC that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees (in thousands) for professional audit services and other services rendered to our Company by PwC for our fiscal years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees(1)	$1,888,600	$3,476,000
Audit-Related Fees	$-	$-
Tax Fees(2)	$-	$291,568
All Other Fees(3)	$2,900	$127,000
Total Fees	$1,891,500	$3,894,568

(1)

Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, and reviews of our unaudited quarterly consolidated financial statements. This category also includes fees for services incurred in connection with documents filed with the SEC.

(2)	Consists of fees for professional services primarily for tax consulting and compliance services.

(3)	Consists of fees for other permissible work performed by PwC that do not meet the above category descriptions, including a subscription to PwC’s accounting research tool.

Auditor Independence

In our fiscal year ended December 31, 2022, there were no other professional services provided by PwC, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of PwC.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by PwC in 2022 were pre-approved by our audit committee in accordance with the policy.

Vote Required

The ratification of the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and any broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PwC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the New York Stock Exchange and the rules and regulations of the SEC. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. With respect to Spire’s financial reporting process, Spire’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing Spire’s consolidated financial statements. Spire’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of Spire’s consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Spire’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited consolidated financial statements with management and PwC;

•	discussed with PwC the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•

received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with PwC its independence;

•	reviewed the qualifications and performance of PwC;

•	overseen Spire’s compliance with applicable law (including U.S. federal securities laws and other legal and regulatory requirements); and

•	overseen Spire’s policies with respect to risk assessment and risk management pertaining to the financial, accounting, insurance coverage, investment, and tax matters of Spire.

Based on the audit committee’s review and discussions with management and PwC, the audit committee recommended to the board of directors that the audited financial statements be included in Spire’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

William Porteous (Chair)

Joan Amble

Dirk Hoke

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

PROPOSAL NO. 3—APPROVAL OF A REVERSE STOCK SPLIT

We are asking that our stockholders approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding Class A and Class B common stock at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-50 (the “Reverse Stock Split”), subject to and as determined by our board of directors. Our board of directors has unanimously approved and declared advisable the amendment effecting the Reverse Stock Split and recommends that our stockholders approve the amendment. The language of the amendment, which amends and restates Article IV of our Restated Certificate of Incorporation, is attached to this proxy statement as Appendix A.

The primary reason we are seeking stockholder approval of the Reverse Stock Split is to attempt to increase the per share closing price of our Class A common stock to meet the minimum average closing price requirement for continued listing on the NYSE. We believe that if the Reverse Stock Split proposal is not approved by our stockholders, our Class A common stock may be delisted from the NYSE.

If our stockholders approve the proposal, then we will cause an amendment to our Restated Certificate of Incorporation to be filed with the Delaware Secretary of State and effect the Reverse Stock Split at a ratio within the approved range only if our board of directors subsequently determines that the Reverse Stock Split is in the best interests of the Company and its stockholders. As filed, the amendment will state the number of outstanding shares of Class A and Class B common stock to be combined into one share of our Class A or Class B common stock, as applicable, at the ratio approved by our board of directors within the range approved by our stockholders. Following the stockholders’ approval of this Proposal 3, no further action on the part of the stockholders will be required to either implement or abandon the Reverse Stock Split and our board of directors may effect and implement the Reverse Stock Split at any time on or before the one-year anniversary of the date of stockholder approval.

Our board of directors also may determine, in its sole discretion, not to effect the Reverse Stock Split and not to file the related amendment. Although we presently intend to effect the Reverse Stock Split to regain compliance with the NYSE’s minimum average closing price requirement, our board of directors has the right, notwithstanding our stockholders’ approval of the proposed amendment, to abandon it at any time (without further action by our stockholders) before it is filed with the Delaware Secretary of State. The board of directors may consider a variety of factors in determining whether or not to proceed with the proposed amendment, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our Class A common stock, rule changes and/or guidance by the NYSE, business developments, and our actual and projected stock price performance. In particular, if the closing price of our Class A common stock on the NYSE is at least $1.00 as of the last trading day of any calendar month and has an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month, as discussed more fully below, our board of directors may decide to abandon the filing of the proposed amendment.

As of April 26, 2023, there were 146,063,378 shares of our Class A common stock and 12,058,614 shares of our Class B common stock issued and outstanding. Based on these numbers of our outstanding Class A and Class B common stock, immediately following the effectiveness of the Reverse Stock Split, we will have, depending on the Reverse Stock Split ratio selected by the board of directors, issued and outstanding shares of Class A and Class B common stock as illustrated by the table under the caption “Effects of the Reverse Stock Split – Effect on Shares of our Class A and Class B Common Stock.”

The Reverse Stock Split will not change the number of authorized shares of our Class A or Class B common stock or the relative voting power of holders of our outstanding Class A or Class B common stock. The relative number of authorized but unissued shares of our Class A and Class B common stock will materially increase as a consequence of the amendment, and these shares of Class A common stock will be available for issuance by the Company. Pursuant to Article V, Section 9 of our Restated Certificate of Incorporation, additional shares of Class B common stock cannot be issued without the prior affirmative vote of the holders of two-thirds of the outstanding shares of our Class B common stock, voting as a separate class.

No fractional shares of our Class A or Class B common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholders of Class A common stock who would have been entitled to receive fractional shares as a result of the Reverse Stock Split will instead receive cash payments in lieu of such fractional shares, and any fractional shares of Class B common stock will be transferred to the Company for no consideration. Each holder of our Class A or Class B common stock will hold the same percentage of our outstanding Class A or Class B common stock, respectively, immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in Class A stockholders receiving cash in lieu of fractional shares or Class B stockholders transferring fractional shares of Class B common stock to the Company for no consideration. The par value of our Class A and Class B common stock will continue to be $0.0001 per share (see “Effects of the Reverse Stock Split – Reduction in Stated Capital”).

Reasons for the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split is to attempt to raise the per-share trading price of our Class A common stock to continue our listing on the NYSE. To maintain our listing, the NYSE requires, among other things, that our Class A common stock have a closing price of at least $1.00 as of the last trading day of any calendar month and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

On March 24, 2023, we were notified by the NYSE that we were not in compliance with Rule 802.01C of the NYSE’s Listed Company Manual relating to the minimum average closing price of our Class A common stock required over a consecutive 30 trading-day period. Under the NYSE’s rules, we can regain compliance at any time within the six-month cure period if, on the last trading day of any calendar month during the cure period, our Class A common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

As of April 28, 2023 and over the preceding 29 trading days, the average closing price for our Class A common stock on the NYSE was below $1.00 per share. We strongly encourage you to vote in favor of this Proposal 3 to increase the likelihood that compliance may be achieved prior to action being taken to delist us from the NYSE.

We are seeking stockholder approval for the authority to effectuate the Reverse Stock Split as a means of increasing the share price of our Class A common stock at or above $1.00 per share in order to attempt to avoid delisting by the NYSE. We expect that the Reverse Stock Split, if implemented, would increase the closing price per share of our Class A common stock above the $1.00 per share minimum price for the required number of days, thereby satisfying this listing requirement. However, there can be no assurance that the Reverse Stock Split will have that effect, initially or in the future, or that it will enable us to maintain the listing of our Class A common stock on the NYSE. We are not aware of any present efforts by anyone to accumulate our Class A common stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, we believe that the low per-share market price of our Class A common stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our Class A common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or our reputation in the financial community or with our customers. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as more speculative in nature and, as a matter of policy may avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our Class A common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our Class A common stock.

We believe that the decrease in the number of shares of our outstanding Class A common stock because of the Reverse Stock Split, and the anticipated increase in the price per share, will possibly promote greater liquidity for our stockholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that will be outstanding if the Reverse Stock Split is effected, particularly if our board of directors decides on a greater ratio for the Reverse Stock Split or if the price per share of our Class A common stock begins a declining trend after the Reverse Stock Split is effected.

There can be no assurance that the Reverse Stock Split will achieve any of the desired results. There also can be no assurance that the price per share of our Class A common stock immediately after the Reverse Stock Split will increase proportionately with the Reverse Stock Split, or that any increase will be sustained for any period of time, including the period of time required under the NYSE listing standards.

We believe the Reverse Stock Split is the best way to support the price of our Class A common stock to achieve the minimum average closing price level required by the NYSE, although effecting the Reverse Stock Split cannot guarantee that we will be in compliance with the closing price requirement for even the minimum 30-day trading period. In addition, the Reverse Stock Split cannot guarantee we will be in compliance with the other criteria required to maintain our listing on the NYSE.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our board of directors took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our board of directors reserves the right not to effect the Reverse Stock Split if in our board of directors’ opinion it would not be in the best interests of the Company and its stockholders to effect such Reverse Stock Split.

Criteria our Board of Directors May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, our board of directors may consider various factors, including:

•
the historical trading price and trading volume of our Class A common stock;
•
the then-prevailing trading price and trading volume of our Class A common stock and the expected impact of the Reverse Stock Split on the trading market for our Class A common stock in the short- and long-term;
•
the listing requirements, other rules and guidance from the NYSE;
•
the number of shares of our Class A and Class B common stock outstanding;
•
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
•
prevailing general market, legal and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure you that the Reverse Stock Split will increase our stock price and for the required time period. We expect that, if implemented, the Reverse Stock Split will increase the market price of our Class A common stock; however, the effect of the Reverse Stock Split on the market price of our Class A common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied. Some investors may view a reverse stock split negatively. It is possible that the per share price of our Class A common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Class A common stock following the Reverse Stock Split. Furthermore, the Reverse Stock Split may not result in a per share price that will attract investors who do not trade in lower priced stocks.

In addition, although we believe the Reverse Stock Split will enhance the marketability of our Class A common stock to certain potential investors, we cannot assure you that, if implemented, our Class A common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our Class A common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance or general market trends. If the Reverse Stock Split is consummated and the trading price of our Class A common stock declines, the percentage declines as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

If implemented, the proposed Reverse Stock Split may decrease the liquidity of our Class A common stock and result in higher transaction costs. The liquidity of our Class A common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Class A common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Class A common stock as described above.

The Reverse Stock Split will not decrease our authorized shares. Although the Reverse Stock Split will not have any dilutive effect on our stockholders, the Reverse Stock Split will reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, resulting in an effective increase in the relative number of authorized shares of Class A common stock available for issuance in the discretion of the board of directors. The board of directors from time to time may deem it to be in our best interests to enter into transactions and other ventures that may include the issuance of shares of our Class A or Class B common stock. If the board of directors authorizes the issuance of additional shares of Class A or Class B common stock subsequent to the Reverse Stock Split and, in the case of the Class B common stock, the issuance is approved by the prior affirmative vote of the holders of two-thirds of the outstanding shares of our Class B common stock, voting as a separate class, the dilution to the ownership interest and/or voting power of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Effective Time

The effective time of the Reverse Stock Split, if approved by stockholders and implemented by our board of directors, will be the date and time set forth in the Certificate of Amendment to the Restated Certificate of Incorporation that is filed with the Delaware Secretary of State (the “Effective Time”), which we expect would be shortly after such filing is made with the Delaware Secretary of State.

If, at any time before the filing of this amendment with the Delaware Secretary of State, our board of directors, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of such amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

Fractional Shares

Stockholders will not receive fractional shares of Class A or Class B common stock in connection with the Reverse Stock Split. Instead, any holder of Class A common stock who would otherwise be entitled to a fractional share of Class A common stock as a result of the Reverse Stock Split will instead be entitled to receive a cash payment equal to the product obtained by multiplying (a) the closing price per share of our Class A common stock on the effective date for the Reverse Stock Split as reported on the NYSE, after giving effect to the Reverse Stock Split, by (b) the fraction of the share owned by the stockholder, without interest. Any fractional shares of Class B common stock will be transferred to the Company for no consideration.

Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of our Class A common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold our Class A common stock after the Reverse Stock Split, you may do so by either:

•
purchasing a sufficient number of shares of our Class A common stock; or

•
if you have shares of our Class A common stock in more than one account, consolidating your accounts;

in each case, so that you hold a number of shares of our Class A common stock in your account before the Reverse Stock Split that will entitle you to receive at least one share of Class A common stock in the Reverse Stock Split. Shares of our Class A common stock held in registered form and shares of our Class A common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split

General

After the Effective Time of the Reverse Stock Split, should our board of directors elect to implement it, each stockholder will own fewer shares of Class A or Class B common stock. The Reverse Stock Split will affect all of our stockholders uniformly, however, and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share that is paid in cash or transferred to the Company for no consideration, in each such case as described above. Voting rights and other rights and preferences of the holders of our Class A and Class B common stock will not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares of Class A common stock or the transfer of fractional shares of Class B common stock to the Company for no consideration). For example, a holder of two percent of the voting power of the outstanding shares of our Class A and Class B common stock immediately before the Reverse Stock Split will continue to hold two percent (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares of Class A common stock or the transfer of fractional shares of Class B common stock to the Company for no consideration) of the voting power of the outstanding shares of our Class A and Class B common stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The principal effects of the Reverse Stock Split will be that:

•
each 2 to 50 shares of our Class A or Class B common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by our board of directors), will be combined into one new share of our Class A or Class B common stock, respectively;
•
no fractional shares of Class A or Class B common stock will be issued in connection with the Reverse Stock Split; instead, holders of Class A common stock who would otherwise receive a fractional share of Class A common stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share, and any fractional shares of Class B common stock will be transferred to the Company for no consideration;
•
by reducing the number of shares of Class A and Class B common stock outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will effectively increase the relative number of authorized but unissued shares, which, in the case of the Class A common stock, the board of directors may use in connection with future financings or other issuances;
•
based upon the Reverse Stock Split ratio selected by our board of directors, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding equity awards with respect to the number of shares of Class A common stock subject to such award and the exercise price thereof, in each case to the extent applicable, subject to the terms of such awards;
•
the number of shares of Class A common stock authorized under the 2021 Equity Incentive Plan and the 2021 Employee Stock Purchase Plan (together, the “Plans”) will be proportionately adjusted for the Reverse Stock Split ratio selected by our board of directors; and
•
the number of stockholders owning “odd lots” of less than 100 shares of our Class A common stock may potentially increase; odd lot shares may be more difficult to sell and brokerage commissions and other costs of transactions in odd lots generally are proportionately higher than the costs of transactions in “round lots” of even multiples of 100 shares.

We believe that any potential negative effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Our Class A and Class B Common Stock

For the purposes of providing examples of the effect of the Reverse Stock Split on our Class A and Class B common stock, the following table contains information, based on share information as of April 26, 2023, of the effect of a Reverse Stock Split at certain ratios within the range of the proposed Reverse Stock Split ratios on the number of shares of our Class A and Class B common stock authorized, outstanding, reserved for future issuance and not outstanding or reserved:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	Class A: 1,000,000,000	146,063,378	34,616,137	819,320,485
	Class B: 15,000,000	12,058,614	-	2,941,386
Post-Reverse Stock Split 1:2	Class A: 1,000,000,000	73,031,689	17,308,069	909,660,243
	Class B: 15,000,000	6,029,307	-	8,970,693
Post-Reverse Stock Split 1:10	Class A: 1,000,000,000	14,606,338	3,461,614	981,932,049
	Class B: 15,000,000	1,205,861	-	13,794,139
Post-Reverse Stock Split 1:20	Class A: 1,000,000,000	7,303,169	1,730,807	990,966,024
	Class B: 15,000,000	602,931	-	14,397,069
Post-Reverse Stock Split 1:30	Class A: 1,000,000,000	4,868,779	1,153,871	993,977,350
	Class B: 15,000,000	401,954	-	14,598,046
Post-Reverse Stock Split 1:40	Class A: 1,000,000,000	3,651,584	865,403	995,483,012
	Class B: 15,000,000	301,465	-	14,698,535
Post-Reverse Stock Split 1:50	Class A: 1,000,000,000	2,921,268	692,323	996,386,410
	Class B: 15,000,000	241,172	-	14,758,828

After the Effective Time of the Reverse Stock Split that our board of directors elects to implement, our Class A and Class B common stock will have new CUSIP numbers.

Effect on our Authorized Preferred Stock

The Reverse Stock Split, if implemented, will not affect the total authorized number of shares or the par value of our preferred stock.

Effect on Outstanding Equity Awards, Equity Plans, and Employee Stock Purchase Plan

If the Reverse Stock Split is approved by our stockholders and our board of directors decides to implement the Reverse Stock Split, as of the Effective Time, based on the Reverse Stock Split ratio selected by our board of directors, proportionate adjustments will be made to all then-outstanding equity awards with respect to the number of shares of Class A common stock subject to such awards and the exercise price thereof. In addition, the number of shares of Class A common stock available for issuance under the Plans will be proportionately adjusted for the Reverse Stock Split ratio selected by our board of directors, such that fewer shares will be subject to the Plans.

Reduction in Stated Capital

Pursuant to the Reverse Stock Split, the par value of our Class A and Class B common stock will remain $0.0001 per share. As a result of the Reverse Stock Split, at the Effective Time, the stated capital on our balance sheet attributable to our Class A and Class B common stock will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of Class A and Class B common stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of our Class A common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our Class A common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Class A common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Class A common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of our Class A or Class B common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our Class A or Class B common stock, respectively, in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our Class A or Class B common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our Class A or Class B common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares of Class A common stock, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of our Class A common stock for which you received a cash payment (see “Fractional Shares”).

If you hold any of your shares of our Class A or Class B common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our Class A or Class B common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of our Class A or Class B common stock, as applicable, or (2) post-Reverse Stock Split shares of our Class A or Class B common stock, as applicable, in book-entry form, evidenced by a transaction statement that will be sent to your address of record indicating the number of shares of our Class A or Class B common stock you hold, together with any payment of cash in lieu of fractional shares of Class A common stock to which you are entitled. Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our Class A or Class B common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. If you are entitled to a payment of cash in lieu of fractional shares, payment will be made as described under “Fractional Shares.”

Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) until requested to do so.

Interests of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other holders of the respective class of stock.

Reservation of Right to Delay the Filing of the Amendment, or Abandon the Reverse Stock Split

Our board of directors reserves the right, notwithstanding stockholder approval of this Proposal 3 and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if our board of directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Reverse Stock Split. Such determination will be based upon factors our board of directors then deems appropriate, including our then current Class A common stock price, the existing and expected marketability and liquidity of our Class A common stock, prevailing market conditions, rule changes and/or guidance by the NYSE, and the likely effect on the market price of our Class A common stock.

Required Vote; Effect of Proposal

The affirmative vote of a majority of the voting power of the outstanding shares of our Class A and Class B common stock entitled to vote, voting together as a single class, is required for approval of this Proposal 3. Abstentions and any broker non-votes will have the same effect as a vote “Against” this proposal. Proxies solicited by our board of directors will be voted for approval of this Proposal 3 unless otherwise specified.

No Dissenters’ Rights

Under Delaware law, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Material U.S. Federal Tax Consequences of the Reverse Stock Split

The following discussion is a summary of material U.S. federal income tax consequences of an implemented Reverse Stock Split to U.S. Holders (as defined below). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions in each case in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could adversely affect the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of our Class A or Class B common stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnership and other pass through entities (and investors therein), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies, that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold shares of our Class A common stock as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and persons who acquired shares of our Class A common stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). Furthermore, this summary does not discuss any alternative minimum tax consequences or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation. This summary only applies to those beneficial owners that hold shares of our Class A or Class B common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

If an entity classified for U.S. federal income tax purposes as a partnership owns shares of our Class A or Class B common stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns shares of our Class A or Class B common stock, and any members of such an entity, are encouraged to consult their tax advisors.

BENEFICIAL OWNERS OF SHARES OF OUR CLASS A OR CLASS B COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL INCOME, ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

We intend to take the position that the Reverse Stock Split constitutes a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization:

•
a U.S. Holder will not recognize gain or loss on the Reverse Stock Split, except with respect to any cash received in lieu of a fractional share of our Class A common stock;
•
the aggregate tax basis of the shares of our Class A or Class B common stock received by a U.S. Holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares exchanged therefor (excluding any portion of such basis allocable to a fractional share of our Class A common stock);
•
the holding period of the shares of our Class A or Class B common stock received by a U.S. Holder in the Reverse Stock Split will include the holding period of the shares exchanged therefor; and
•
such capital gain or loss will be short term if the pre-reverse split shares were held for one year or less at the Effective Time of the Reverse Stock Split and long term if held for more than one year.

In general, a U.S. Holder who receives cash payment in lieu of a fractional share of our Class A common stock should be treated as if the fractional share were issued and then redeemed. Whether such redemption qualifies for sale or exchange treatment depends on whether the reduction in the U.S. Holders’ stock ownership is considered to be a meaningful reduction in interest for purposes of Section 302(b)(l) of the Code or otherwise eligible for sale or exchange treatment. The redemption of fractional shares from a minority shareholder in a recapitalization is generally considered to be a meaningful reduction in interest or otherwise eligible for sale or exchange treatment. Therefore, minority U.S. Holders are generally expected to recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share of our Class A common stock and the portion of the U.S. Holder’s tax basis of the pre-Reverse Stock Split shares of our Class A common stock that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period in its pre-Reverse Stock Split shares of our Class A common stock is more than one year as of the Reverse Stock Split date. The deductibility of capital losses is subject to limitations.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of common stock which were acquired by a stockholder on different dates and at different prices. U.S. Holders that acquired shares of our Class A or Class B common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares.

Payments of cash made in lieu of a fractional share of our Class A common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our Class A common stock that does not otherwise establish an exemption should furnish on applicable IRS forms its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our Class A common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

The board of directors recommends a vote “FOR” approval of an amendment to our Restated Certificate of Incorporation to effect a Reverse Stock Split, at our board of directors’ discretion.

EXECUTIVE COMPENSATION

Executive Officers

The following table identifies certain information about our executive officers as of April 26, 2023. Our executive officers are appointed by, and serve at the discretion of, our board of directors.

Name	Age	Position
Peter Platzer	54	Chief Executive Officer, President, Chairperson, and Director
Thomas Krywe	51	Chief Financial Officer
Theresa Condor	42	Chief Operating Officer and Director
Boyd Johnson	53	Chief Legal Officer

For Mr. Platzer’s biography, see “Continuing Directors.”

For Ms. Condor’s biography, see “Continuing Directors.”

Thomas Krywe has served as our Chief Financial Officer since August 2021. Mr. Krywe previously served as the Chief Financial Officer of Legacy Spire from October 2020 through the Closing, and in various other positions at Legacy Spire since October 2017. Prior to this, Mr. Krywe served as Vice President, Finance at Jive Software, Inc., a communication software company, from September 2015 to September 2017, and as Senior Director of Finance of the Data Protection Division at Dell EMC, a data storage and information security company and subsidiary of Dell Technologies Inc., from January 2013 to September 2015. Mr. Krywe served as Vice President of Finance and Accounting at 2Wire, Inc., a home networking customer premises equipment manufacturer acquired by Arris International, Plc, from June 2008 to November 2012. Mr. Krywe holds a B.S. in Commerce, Finance from Santa Clara University.

Boyd Johnson has served as our Chief Legal Officer since September 2022. Before joining Spire, Mr. Johnson served as the General Counsel, Chief Compliance Officer, and Corporate Secretary for SPS Commerce, Inc., a global SaaS supply chain management solution company, from May 2012 to September 2022. Prior to that, Mr. Johnson served as Senior Vice President and Chief Legal Officer at Merrill Corporation, a leader in financial printing and communications solutions, from June 2009 to May 2012. Mr. Johnson received his Juris Doctor degree from University of North Dakota School of Law and a Bachelor of Science in aviation from University of North Dakota.

Executive Compensation Program

Overview

This section discusses our executive compensation objectives and policies, forms of compensation, and compensation related to services in 2022 paid to or earned by our named executive officers (the “named executive officers” or “NEOs”). The named executive officers for 2022 were Peter Platzer, Thomas Krywe, and Theresa Condor.

Compensation Objectives and Process

The Compensation Committee has designed the Company’s executive compensation program with a strategy to facilitate its ability to attract, retain, reward and motivate a high performing executive team. The Company’s compensation philosophy is based on a motivational plan to provide pay-for-performance (at both the individual and Company levels), to enable the Company’s executive team to achieve the Company’s objectives successfully.

Our compensation programs are designed to:

• attract and retain individuals with superior ability and managerial experience;
• align executive officers’ incentives with our corporate strategies, business objectives and the long-term interests of our stockholders; and
•
increase the incentive to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives and by providing a portion of total compensation for executive officers in the form of ownership in the Company.

The Compensation Committee is primarily responsible for establishing and approving the compensation for all of our executive officers. The Compensation Committee oversees our compensation and benefit plans and policies, oversees and administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Chief Executive Officer. The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers other than himself. Our Compensation Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making compensation decisions.

In 2022, the Compensation Committee engaged Compensia, its independent compensation consultant, to research and prepare a list of peer companies for the purpose of reviewing comparator executive officer compensation. The Compensation Committee reviews and approves the peer company list each year, prior to the approval of compensation matters for our executive officers.

Compensation Decisions for 2022

Annual Base Salary

The Compensation Committee reviews and approves salaries for the Chief Executive Officer and each of our other executive officers on an annual basis or at other times as necessary to accommodate the hiring of new employees, a change in responsibilities, promotions or other considerations. The Compensation Committee establishes and changes annual base salary based on a number of factors, including but not limited to job responsibilities, individual industry experience, position, changes in responsibilities, individual performance, our overall Company performance and peer-group data for comparable positions. No predetermined weight is given to any of the above factors.

In February 2022, the Compensation Committee reviewed and approved salary increases for the Chief Executive Officer and each of our other executive officers. Mr. Platzer and Ms. Condor also received an adjustment in April 2022 as part of the “Ïndexation,” or annual inflationary adjustment mandated by the Luxembourg government. In September 2022, the Compensation Committee approved additional annual base salary adjustments for Mr. Platzer, Ms. Condor and Mr. Krywe as part of a mid-year market review that was conducted by Compensia at the request of the Compensation Committee given concerns that our executive officers we’re at a competitive disadvantage compared to peers.

See the "Summary Compensation Table for Fiscal Year 2022" table and footnotes for additional information on each named executive officer's annual base salary.

Annual Cash Incentive Program

In February 2022, the Compensation Committee approved an annual incentive bonus program for the named executive officers that would be earned based, for Mr. Platzer, 100% on the Company-based metrics, and, for the other named executive officers, 50% on those same Company-based metrics and 50% on each participant’s individual contribution amount. The Company-based metrics were, weighted equally: (i) annual recurring revenue (“ARR”) as of December

31, 2022; (ii) non-GAAP operating loss in 2022; and (iii) 2022 revenue divided by average 2022 headcount (“Revenue Per Head”). The Compensation Committee provided that the final payout could not exceed 100% of target.

The Compensation Committee also established the target percentage by which the base salary of each named executive officer would be multiplied in order to determine the dollar amount that would be multiplied by the weighted percentage payout level applicable to each named executive officer following determination of such based on actual performance. The target amount for each named executive officer is set forth below:

Named Executive Officer	Target % of 2022 Annual Base Salary
Peter Platzer	100%
Thomas Krywe	70% / 85% (1)
Theresa Condor	70% / 90% (2)

(1) 70% for January through July 2022; 85% for August through December 2022.

(2) 70% for January through July 2022; 90% for August through December 2022.

In early 2023, the Compensation Committee determined the degree to which ARR, non-GAAP operating loss and Revenue Per Head were achieved, as well as the individual performance amount for each named executive officer other than Mr. Platzer. The Compensation Committee determined that:

• ARR was $99.4 million at December 31, 2022, resulting in 97.0% of target payout;
•
Non-GAAP operating loss was $44.5 million for 2022, resulting in 102.4% of target payout (non-GAAP operating loss was determined using GAAP operating loss of $69.1 million and adjusting for certain items, as reconciled in the Company’s earnings release filed with a Current Report on Form 8-K on March 8, 2023); and

• Revenue Per Head was $206,200, resulting in 101.5% of target payout.

As a result, the weighted payout was 100.3% of target, but, as noted above, the Compensation Committee limited the payout to 100%. The Compensation Committee determined that each of Mr. Krywe and Ms. Condor achieved their individual performance goals at the 100% level.

In addition, based on her role as Chief Operating Officer, Ms. Condor is also a participant in the Company's Business Development Bonus Plan, which provides for potential cash incentive payouts based on specified business development objectives and/or quotas.

Equity Awards

A key component of an executive officer’s compensation is equity incentive awards, which are critical to focusing our executives on the Company’s long-term growth and creating stockholder value. The Compensation Committee grants equity awards under the Spire Global, Inc. 2021 Equity Incentive Plan.

On February 1, 2022, the Compensation Committee approved grants of RSUs to our named executive officers. Each executive officer received three separate grants, each with different vesting schedules designed to create value in the short term and retention in the long term given that they did not receive equity grants at the time the Company became public in August 2021.

Other Compensation

Other compensation arrangements provided to our executive officers in 2022 include annual housing and car allowance for the Chief Executive Officer in the amount of $84,597 and parking and lunch vouchers (lunch vouchers are provided to all employees in Luxembourg) in the amount of $5,059, and for the Chief Operating Officer, lunch vouchers in the amount of $637. For the Chief Financial Officer and Chief Legal Officer, the Company paid annual life insurance premiums in the amount of $78 and $26, respectively.

Summary Compensation Table for Fiscal Year 2022

The following table presents information regarding compensation earned by or awarded to our named executive officers during the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary		Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation		Total
Peter Platzer	2022	$428,116	(4)	$6,408,760	$-	$432,260	$89,656	(10)	$7,358,791
Chief Executive Officer	2021	$376,603	(5)	$-	$1,587,287	$457,367	$188,038	(11)	$2,609,295
Thomas Krywe	2022	$358,750	(6)	$3,098,080	$-	$287,225	$78	(12)	$3,744,133
Chief Financial Officer	2021	$299,451	(7)	$-	$793,642	$219,450	$-		$1,312,543
Theresa Condor	2022	$360,406	(8)	$3,219,460	$-	$350,558	$637	(13)	$3,931,061
Chief Operating Officer	2021	$217,381	(9)	$-	$235,030	$638,892	$714	(13)	$1,092,017

_________________

(1)

The amounts reported in this column represent the aggregate grant date fair value of the RSUs granted to each named executive officer, computed in accordance with ASC 718. The grant date fair value of the RSUs were calculated based on the closing price of our Class A common stock on the date of grant or, if the grant was not a trading day, the closing price on the last market trading day prior to the date of grant, and does not take into account any estimated forfeitures related to time-based besting conditions. See the "Outstanding Equity Awards" table for additional details of the RSU grants.

(2)

The amounts reported in this column represent the aggregate grant date fair value of stock options granted to each named executive officer, computed in accordance with ASC 718. The assumptions used in calculating the dollar amount recognized for financial statement reporting purposes of the awards reported in this column are set forth in Note 12 to our consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2022. See the "Outstanding Equity Awards at 2022 Year-End" table for additional details of the stock option grants.

(3)

Reflects performance-based bonuses earned in each fiscal year but paid in the following fiscal year, and for Ms. Condor, includes bonuses earned for meeting objectives and/or quotas under the Company's Business Development Bonus Plan, as in effect from time to time with respect to her position. See "Compensation Decisions for 2022 - Annual Cash Incentive Program" and "Executive Compensation Arrangements" sections for further details of the performance-based bonus programs.

(4)

Mr. Platzer's annual base salary began being paid in Euros effective January 1, 2022. Mr. Platzer's annual base salary increased from €363,159 to €381,000 effective February 1, 2022. Mr. Platzer's annual base salary was increased to €390,525 on April 1, 2022 for the Luxembourg government mandated annual inflationary adjustment. Mr. Platzer's annual base salary increased from €390,525 to €441,177 effective August 1, 2022. Amount reflects the aggregate translation of salary paid in Euros to USD based on the average exchange rate applicable for each monthly pay period.

(5)	Mr. Platzer's annual base salary increased from $343,207 to $410,000 effective July 1, 2021.
(6)	Mr. Krywe's annual base salary increased from $330,000 to $345,000 effective February 1, 2022, and from $345,000 to $390,000 effective August 1, 2022.
(7)	Mr. Krywe's annual base salary increased from $268,902 to $330,000 effective July 1, 2021.
(8)

Ms. Condor's annual base salary is paid in Euros. Ms. Condor's annual base salary increased from €187,575 to €325,000 effective February 1, 2022. Ms. Condor's annual base salary was increased to €333,125 on April 1, 2022 for the Luxembourg government mandated annual inflationary adjustment. Ms. Condor's annual base salary increased from €333,125 to €392,157 effective August 1, 2022. Amount reflects the aggregate translation of salary paid in Euro to USD based on the average exchange rate applicable for each monthly pay period.

(9)

Ms. Condor's annual base salary is paid in Euros. Ms. Condor's annual base salary increased from €183,000 to €187,575 effective October 1, 2021. Amount reflects the aggregate translation of salary paid in Euros to USD based on the average exchange rate applicable for each monthly pay period.

(10)	Amount includes $84,597 in housing allowances and $5,059 in car and meal allowances.
(11)	Amount includes $127,455 in housing allowances and $60,583 in tax gross-up compensation.
(12)	Amount reflects life insurance premiums paid by the Company during the fiscal year for the benefit of the named executive officer.
(13)	Amount reflects meal allowances.

Outstanding Equity Awards at 2022 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022:

		Option Awards (1)							Stock Awards (4)
Name	Grant Date	Number of Shares Underlying Options Exercisable		Number of Shares Underlying Options Unexercisable		Option Exercise Price ($) (2)		Option Expiration Date (3)	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($) (5)
Peter Platzer	8/17/2015	1,405,297	(6)	—		0.88		8/16/2025	—		—
	3/8/2017	37,600	(6)	—		0.98		3/7/2027	—		—
	3/21/2018	1,363,424	(6)	—		1.85		3/20/2028	—		—
	11/12/2019	27,423		82,269	(7)	1.95		11/12/2029	—		—
	11/2/2020	696,596		640,869	(8)	2.17		11/1/2030	—		—
	11/11/2020	—		175,507	(9)	2.17		11/10/2030	—		—
	2/18/2021	546,834	(6)	—		3.29		2/17/2031	—		—
	2/18/2021	292,512	(6)	—		3.29		2/17/2031	—		—
	2/4/2022	—		—		—	—	—	1,076,000	(17)	1,032,960	(17)
	4/19/2022	—		—		—	—	—	1,076,000	(18)	1,032,960	(18)
	4/19/2022	—		—		—	—	—	717,000	(19)	688,320	(19)
Thomas Krywe	8/14/2018	146,256	(6)	—		1.85		8/13/2028	—		—
	11/1/2018	127,974	(6)	—		1.85		11/1/2028	—		—
	11/12/2019	27,423		27,423	(10)	1.95		11/12/2029	—		—
	11/2/2020	30,058		27,654	(11)	2.17		11/1/2030	—		—
	11/11/2020	—		54,846	(12)	2.17		11/10/2030	—		—
	11/11/2020	171,393		157,683	(13)	2.17		11/10/2030	—		—
	2/18/2021	273,416	(6)	—		3.29		2/17/2031	—		—
	2/18/2021	146,256	(6)	—		3.29		2/17/2031	—		—
	2/4/2022	—		—		—		—	402,000	(17)	385,920	(17)
	2/4/2022	—		—		—		—	402,000	(20)	385,920	(20)
	2/4/2022	—		—		—		—	268,000	(21)	257,280	(21)
Theresa Condor	6/29/2016	18,282	(6)	—		0.88		6/28/2026	—		—
	6/29/2016	146,256	(6)	—		0.88		6/28/2026	—		—
	11/15/2016	4,433	(6)	—		0.98		11/14/2026	—		—
	11/15/2016	6,565	(6)	—		0.98		11/14/2026	—		—
	3/8/2017	15,804	(6)	—		0.98		3/7/2027	—		—
	3/21/2018	662,680	(6)	—		1.85		3/20/2028	—		—
	11/13/2018	9,488	(6)	—		1.85		11/12/2028	—		—
	11/12/2019	45,705		9,141	(14)	1.95		11/11/2029	—		—
	11/2/2020	97,910		90,076	(15)	2.17		11/1/2030	—		—
	11/11/2020	—		82,269	(16)	2.17		11/10/2030	—		—
	2/18/2021	127,160	(6)	—		3.29		2/17/2031	—		—
	2/4/2022	—		—		—	—	—	418,000	(17)	401,280	(17)
	2/4/2022	—		—		—	—	—	418,000	(20)	401,280	(20)
	2/4/2022	—		—		—	—	—	278,000	(21)	266,880	(21)

(1)	Each of the outstanding option awards listed was granted pursuant to the Spire Global, Inc. 2012 Stock Option and Grant Plan.

(2)	Represents the grant date fair value of a share of our Class A common stock.

(3)	Each option expiration date is the date 10 years after the grant date, with earlier expiration in the event of termination of service.

(4)	Each of the stock awards listed was granted pursuant to the Spire Global, Inc. 2021 Equity Incentive Plan.

(5)	The market value of each stock award listed is based on the closing market price per share of our Class A common stock on the NYSE on December 30, 2022, the last trading day of 2022.

(6)	The shares underlying this option are fully vested and immediately exercisable.

(7)	The shares underlying this option vest, subject to Mr. Platzer’s continued role as a service provider to us, as to 1/12th of the total shares monthly commencing on October 1, 2022.

(8)

The shares underlying this option vest, subject to Mr. Platzer’s continued role as a service provider to us, as to 1/4th of the total shares on November 2, 2021 with 1/48th of the total shares vesting monthly thereafter.

(9)	The shares underlying this option vest, subject to Mr. Platzer’s continued role as a service provider to us, as to 1/12th of the total shares monthly commencing on December 11, 2023.

(10)	The shares underlying this option vest, subject to Mr. Krywe’s continued role as a service provider to us, as to 1/12th of the total shares monthly commencing on July 11, 2022.

(11)

The shares underlying this option vest, subject to Mr. Krywe’s continued role as a service provider to us, as to 1/4th of the total shares on November 2, 2021 with 1/48th of the total shares vesting monthly thereafter.

(12)	The shares underlying this option vest, subject to Mr. Krywe’s continued role as a service provider to us, as to 1/12th of the total shares monthly commencing on December 11, 2023.

(13)

The shares underlying this option vest, subject to Mr. Krywe’s continued role as a service provider to us, as to 1/4th of the total shares on November 11, 2021 with 1/48th of the total shares vesting monthly thereafter.

(14)	The shares underlying this option vest, subject to Ms. Condor's continued role as a service provider to us, as to 1/12th of the total shares monthly commencing February 11, 2023.

(15)

The shares underlying this option vest, subject to Ms. Condor's continued role as a service provider to us, as to 1/4th of the total shares on November 2, 2021 with 1/48th of the total shares vesting monthly thereafter.

(16)	The shares underlying this option vest, subject to Ms. Condor's continued role as a service provider to us, as to 1/12th of the total shares monthly commencing November 11, 2024.

(17)

RSU award pursuant to which 50% of the total shares vested on February 20, 2023 and 1/8th of the remaining shares will vest quarterly thereafter commencing May 20, 2023, subject to the officer's continued role as a service provider to us.

(18)	RSU award pursuant to which 1/8th of the total shares vest quarterly commencing May 20, 2023, subject to Mr. Platzer's continued role as a service provider to us.

(19)	RSU award pursuant to which 1/4th of the total shares vest quarterly commencing May 20, 2025, subject to Mr. Platzer's continued role as a service provider to us.

(20)

RSU award pursuant to which 1/8th of the total shares vest on May 20, 2023 and the remaining shares vesting 1/8th quarterly thereafter commencing August 20, 2023; subject to the officer's continued role as a service provider to us.

(21)	RSU award pursuant to which 1/4th of the total shares vest quarterly commencing May 20, 2025, subject to the officer's continued role as a service provider to us.

Executive Compensation Arrangements

Employment Agreements

Peter Platzer

Spire Global Luxembourg S.à r.l (“Spire Luxembourg”) and Mr. Platzer entered into a Long Term Employment Contract (the “CEO Employment Agreement”) and a relocation letter, each effective as of January 1, 2022. The CEO Employment Agreement provides Mr. Platzer with an annual base salary of €363,159 and the opportunity to receive discretionary bonuses based on the achievement of Company and individual goals, as determined by our board of directors and the compensation committee. Additionally, Mr. Platzer is eligible to receive annual equity grants (with amounts determined after taking into account Mr. Platzer’s rank and seniority in relative proportion to annual equity grants to other employees) under and pursuant to the terms of our equity compensation plans.

Under the CEO Employment Agreement, Mr. Platzer’s employment may not be terminated without prior written notice to Mr. Platzer except under certain circumstances, generally relating to his unauthorized use or disclosure of confidential information or trade secrets of the Company and its subsidiaries, which causes material harm to the Company and its subsidiaries; his material failure to comply with our written policies or rules after written notice and a reasonable cure period of at least 30 days; his conviction of, or plea of “guilty” or “no contest” to, a felony, or his commission of any act of moral turpitude, dishonesty or fraud against, or the misappropriation of material property belonging to, us or its affiliates; his gross misconduct resulting in material harm to us; his continuing failure to perform his reasonably assigned duties after written notice and a reasonable cure period of at least 30 days; or his failure to cooperate in good faith with a governmental or internal investigation of the Company and its subsidiaries or any of their directors, officers or employees, if we requested his cooperation. Such termination of Mr. Platzer’s employment with immediate effect under his CEO Employment Agreement is referred to in this section as a termination for “cause.”

Mr. Platzer may not terminate his employment without prior written notice to Spire Luxembourg except under certain circumstances, generally relating to a material reduction in his duties, position or responsibilities (except such reduction that occurs solely due to the Company being acquired and made part of a larger entity); a material reduction in his base salary, other than (a) a reduction generally applicable to our management team, or (b) a temporary salary reduction of 10% or less in a given year; or a material change in the geographic location of his primary work location of at least 40 kilometers from his current work location, and provided that Mr. Platzer must first provide Spire Luxembourg with written notice of such grounds for resignation with immediate effect within 90 days of the initial existence of such grounds, followed by the expiration of a reasonable Company cure period of not less than 30 days. Such resignation by Mr. Platzer with immediate effect under his CEO Employment Agreement is referred to in this section as a resignation for “good reason.”

If Mr. Platzer’s employment is terminated for subjective reasons related to the employee’s attitude or aptitude, or for reasons related to the economic functioning of the Company, or if Mr. Platzer resigns for gross misconduct of the employer, such as a material reduction of his duties, position or responsibilities, then subject to his execution and non-revocation of a release of claims in a form acceptable to Spire Luxembourg within 60 days of such termination or resignation of employment, as applicable, he will become eligible to receive:

•	a lump sum payment equal to nine months of his base salary;

•	a lump sum payment equal to nine months of Company-paid COBRA premiums, not to exceed €16,000;

•	full vesting acceleration of all of his then outstanding equity awards; and

•	an extension of the post-termination exercisability period of his options (or any similar awards) through their full term to expiration.

Under his relocation letter, Mr. Platzer is eligible to receive certain relocation assistance benefits. Under his relocation letter, Mr. Platzer is eligible to receive: Company payment of costs associated with obtaining necessary visas and work permits associated with his relocation to Luxembourg; Company-paid business class round-trip airfare for Mr. Platzer and his immediate family to visit the United States twice per calendar year for non-business reasons; reimbursement for 2022 for reasonable and documented housing and utility expenses in accordance with our travel and expense policy, not to exceed €5,100 per month; an automobile for use for 2022 in Luxembourg (including Company-paid cost of insurance, maintenance, taxes and registration costs, but excluding fuel and parking expenses); and reimbursement of the cost of private babysitting or daycare services incurred during periods when Mr. Platzer and his wife are both travelling for Company business purposes. To the extent any of the benefits under Mr. Platzer’s relocation letter are subject to tax, the taxes will be included in the sums paid to him. Mr. Platzer’s relocation letter provides that upon termination of his employment with Spire Luxembourg, the benefits under his relocation letter cease immediately.

Thomas Krywe

Legacy Spire previously entered into an offer letter agreement with Mr. Krywe, our Chief Financial Officer. Under his offer letter, Mr. Krywe is an at-will employee and his offer letter provides for no specified term for his employment.

Theresa Condor

Spire Luxembourg previously entered into a Long Term Employment Contract agreement with Ms. Condor that provides Ms. Condor with an annual base salary of €144,000 and the opportunity to earn a target bonus of €86,000 based on the achievement of performance targets, objectives and/or quotas under the Company's Business Development Bonus Plan, as in effect from time to time with respect to her position.

Mr. Condor also is prohibited from competing with the Company within Luxembourg for a period of 12 months following termination of her employment contract and from solicitating the Company’s employees, consultants, suppliers, service providers, customers or clients during the term of her employment and for a period of 5 years thereafter. Either party may terminate the agreement by notifying the other party by registered mail or by signing for acknowledgment of receipt a copy of the notice of termination.

Potential Payments Upon Termination or Change in Control

Regardless of the manner in which a named executive officer’s service terminates, that named executive officer is entitled to receive amounts earned during his term of service, including unpaid salary and accrued but unused vacation, as applicable.

Each named executive officer holds stock options granted under the Spire Global, Inc. 2012 Stock Option and Grant Plan (“2012 Plan”). A description of the termination and change in control provisions in the 2012 Plan and applicable to the stock options granted to our named executive officers is provided above under “Outstanding Equity Awards at 2022 Year-End.”

Mr. Platzer is eligible to receive certain severance benefits pursuant to his offer letter with Spire, as described above.

At the Closing, we entered into a change in control and severance agreement (the “CIC Agreement”) with Mr. Krywe that provides for certain severance and change in control benefits as summarized below. Spire did not enter into a new change in control and severance agreement with Mr. Platzer.

Mr. Krywe’s CIC Agreement became effective on the business day immediately prior to the Closing Date and supersedes any prior agreement or arrangement that the named executive officer may have had with Legacy Spire that provides for severance or change in control payments and benefits. The CIC Agreement will continue indefinitely until terminated by the parties, provided that if the named executive officer becomes entitled to the severance benefits under the CIC Agreement, the CIC Agreement will terminate once all obligations under it have been satisfied.

The CIC Agreement provides that if, other than during the period beginning three months before a change in control through the one-year anniversary of the change in control (the “CIC Period”), the named executive officer’s employment with Spire is terminated either (x) by Spire without cause (as defined in the CIC Agreement, and excluding by reason of his death or disability) or (y) by the named executive officer for good reason (as defined in the CIC Agreement), then the named executive officer will receive the following severance payments and benefits if he timely executes and does not revoke a separation agreement and release of claims in Spire’s favor:

•

A lump sum cash amount equal to 50% of the named executive officer’s then annual base salary and prorated target bonus (then in effect) based on the portion of the calendar year of his termination that he was employed with Spire, and

•	Company-paid premiums for continued COBRA coverage for up to six months.

If, during the CIC Period, the named executive officer’s employment with Spire is terminated either (x) by Spire without cause (as defined in the CIC Agreement, and excluding by reason of his death or disability) or (y) by the named executive officer for good reason (as defined in the CIC Agreement), he will receive the following severance payments and benefits if he timely executes and does not revoke a separation agreement and release of claims in Spire’s favor:

•

A lump sum cash amount equal to 100% of the named executive officer’s then annual base salary (or if greater, such salary as in effect immediately before the change in control) and prorated target bonus (then in effect or if greater, in effect immediately prior to the change in control) based on the portion of the calendar year of his termination that he was employed with Spire,

•	Company-paid premiums for continued Consolidated Omnibus Budget Reconciliation Act (COBRA) coverage for up to six months; and

•	Vesting acceleration of 100% of his service-based equity awards (that are not subject to achievement of any performance-based or similar vesting criteria).

The CIC Agreement also provides that, if any of the amounts provided for under the CIC Agreement or otherwise payable to the named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, he would receive (to the extent he is entitled to such receipt) either the full payment of benefits under the CIC Agreement or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the named executive officer. The CIC Agreement does not provide for any tax gross-ups in connection with a change in control.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2022. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders (1)	31,499,650	(2)	$2.32	(3)	9,744,457	(4)

(1)

Includes the 2012 Stock Option and Grant Plan (the “2012 Plan”), the 2021 Equity Incentive Plan (the “2021 Plan”) and the 2021 Employee Stock Purchase Plan (the “ESPP”). The 2012 Plan was terminated prior to Closing.

(2)	Consists of 31,499,650 shares subject to options and RSUs that were outstanding as of December 31, 2022 that were issued under the 2012 Plan and the 2021 Plan.

(3)	RSUs, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.

(4)

As of December 31, 2022, an aggregate of 9,744,457 shares of common stock were available for issuance under the 2021 Plan and ESPP. The 2021 Plan provides that on the first day of each year beginning on January 1, 2022, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the lesser of (i) 23,951,000 shares, (ii) 5% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, or (iii) such other amount as our board of directors may determine. On January 1, 2023, the number of shares of Class A common stock available for issuance under the 2021 Plan increased by 7,183,969 shares pursuant to this provision and the number of shares of Class A common stock available for issuance under the ESPP increased by 1,436,793 shares pursuant to this provision. The increases are not reflected in the table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 26, 2023 for:

•
each of our directors;
•
each of our named executive officers;
•
all of our current directors and executive officers as a group; and
•
each person or group known by us to be the beneficial owner of more than 5% of our Class A or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 146,063,378 shares of our Class A common stock and 12,058,614 shares of our Class B common stock outstanding as of April 26, 2023. We have deemed shares of our Class A common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 26, 2023 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of April 26, 2023, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Spire Global, Inc., 8000 Towers Crescent Drive, Suite 1100, Vienna, Virginia 22182. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Number of Class A Shares	%	Number of Class B Shares	%	% of Total Voting Power
Executive Officers and Directors:
Peter Platzer (1)	15,081,637	9.8	8,428,672	69.9	34.7
Theresa Condor (2)	15,081,637	9.8	8,428,672	69.9	34.7
Thomas Krywe (3)	1,272,585	*	—	—	*
Stephen Messer (4)	473,507	*	—	—	*
William Porteous (5)	6,840,329	4.4	—	—	2.6
Dirk Hoke (6)	211,775	*	—	—	*
Joan Amble	—	—	—	—	—
All current executive officers and directors as a group (8 persons) (7)	23,880,513	15.5	8,428,672	69.9	38.0

5% Stockholders:
Scottish Enterprise (8)	7,998,288	5.2	—	—	3.0

*	Less than 1%

(1)

Consists of (i) 8,556,289 shares of our Class A common stock held by Mr. Platzer; (ii) 4,591,715 shares of our Class A common stock subject to stock options held by Mr. Platzer exercisable within 60 days of April 26, 2023; (iii) 353,375 shares of our Class A common stock subject to RSUs held by Mr. Platzer issuable upon vesting within 60 days of April 26, 2023; (iv) 8,285,428 shares of our Class B common stock held of record by Mr. Platzer; (v) 248,461 shares of our Class A common stock held by Ms. Condor; (vi) 1,166,922 shares of our Class A common stock subject to stock options held by Ms. Condor exercisable within 60 days of April 26, 2023; (vii) 164,875 shares of our Class A common stock subject to RSUs held by Ms. Condor issuable upon vesting within 60 days of April 26, 2023; and (viii) 143,244 shares of our Class B common stock held of record by Ms. Condor. Mr. Platzer and Ms. Condor, as husband and wife, share beneficial ownership of the shares held by each other.

(2)

Consists of (i) 248,461 shares of our Class A common stock held by Ms. Condor; (ii) 1,166,922 shares of our Class A common stock subject to stock options held by Ms. Condor exercisable within 60 days of April 26, 2023; (iii) 164,875 shares of our Class A common stock subject to RSUs held by Ms. Condor issuable upon vesting within 60 days of April 26, 2023; (iv) 143,244 shares of our Class B common stock held by Ms. Condor; (v) 8,556,289 shares of our Class A common stock held by Mr. Platzer; (vi) 4,591,715 shares of our Class A common stock subject to stock options held by Mr. Platzer exercisable within 60 days of April 26, 2023; (vii) 353,375 shares of our Class A common stock subject to RSUs held by Mr. Platzer issuable upon vesting within 60 days of April 26, 2023; and (viii) 8,285,428 shares of our Class B common stock held of record by Mr. Platzer. Mr. Platzer and Ms. Condor, as husband and wife, share beneficial ownership of the shares held by each other.

(3)

Consists of (i) 998,548 shares of our Class A common stock subject to stock options held by Mr. Krywe exercisable within 60 days of April 26, 2023; (ii) 133,662 shares of our Class A common stock held by Mr. Krywe; (iii) 135,375 shares of our Class A common stock subject to RSUs held by Mr. Krywe issuable upon vesting within 60 days of April 26, 2023; and (iv) 5,000 shares of our Class A common stock held by Mr. Krywe via his participation in the Company's Employee Stock Purchase Plan.

(4)

Consists of (i) 163,486 shares of our Class A common stock held by Mr. Messer; (ii) 108,932 shares of our Class A common stock subject to stock options held by Mr. Messer exercisable within 60 days of April 26, 2023; and (iii) 197,280 shares of our Class A common stock held of record by Zephir Worldwide LLC. Mr. Messer is a Member at Zephir Worldwide LLC and shares the power to vote and dispose of shares held by Zephir Worldwide LLC. The address for Zephir Worldwide LLC is 626 Millwood Road, Mt. Kisco, NY 10549.

(5)

Consists of (i) 86,309 shares of our Class A common stock held by Mr. Porteous; (ii) 4,769,452 shares of our Class A common stock held of record by RRE Ventures V, L.P.; and (iii) 1,984,568 shares of our Class A common stock held of record by RRE Leaders Fund, LP (together with RRE Ventures V, L.P., “RRE”). RRE Ventures GP V, LLC is the general partner of RRE Ventures V, L.P., and its managing members and officers are James D. Robinson IV, Stuart J. Ellman, and William D. Porteous, and RRE Ventures GP V, LLC has sole voting and dispositive power with respect to the shares held by RRE Ventures V, L.P. RRE Leaders GP, LLC is the general partner of RRE Leaders Fund, LP, and its managing members and officers are James D. Robinson IV, Stuart J. Ellman, and William D. Porteous, and RRE Leaders GP, LLC has sole voting and dispositive power with respect to the shares held by RRE Leaders Fund, LP. The address for each RRE entity identified in this footnote is 130 East 59th Street 17th Floor, New York, NY 10022.

(6)	Consists of 211,775 shares of our Class A common stock subject to stock options held by Mr. Hoke exercisable within 60 days of April 26, 2023.

(7)

Consists of (i) 16,145,187 shares of our Class A common stock and 8,428,672 shares of our Class B common stock beneficially owned by our current executive officers and directors; (ii) 7,081,701 shares of our Class A common stock subject to stock options held by our current executive officers and directors exercisable within 60 days of April 26, 2023; and (iii) 653,625 shares of our Class A common stock subject to RSUs held by our current executive officers and directors issuable upon vesting within 60 days of April 26, 2023.

(8)

Based solely on a Schedule 13G/A filed with the SEC on February 9, 2022, consists of shares of Class A common stock held of record by Scottish Enterprise. Scottish Enterprise is a non-departmental body of the Scottish government and has sole voting and investment power with respect to the shares. The address of Scottish Enterprise is Atrium Court, 50 Waterloo Street, Glasgow G2 6HQ, Scotland.

CERTAIN RELATIONSHIPS, RELATED PARTY AND OTHER TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements, discussed in the sections titled “Board of Directors and Corporate Governance—Director Compensation” and “Executive Compensation,” the following is a description of each transaction and series of similar transactions, since the beginning of the fiscal year preceding our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceed the lesser of (a) $120,000 or (b) 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•

any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Indemnification Agreements

We are party to an indemnification agreement with each of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements shall also require us to advance all expenses reasonably and actually incurred by our directors and executive officers in investigating or defending any such action, suit, or proceeding.

Lock-Up Agreement

On August 16, 2021, effective upon the Closing, Mr. Platzer entered into a lock-up agreement with us pursuant to which he agreed, subject to limited exceptions, not to transfer, assign or sell any shares of our common stock that he beneficially owns until the first to occur of (i) one year following the Closing, (ii) such time that the closing price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-day trading day period commencing at least 150 days after the Closing Date, and (iii) the date following the Closing Date on which we completes a liquidation, merger, share exchange or similar transaction.

Pre-Merger Related Party Transactions of NavSight Holdings, Inc.

The following is a description of each transaction since January 1, 2021, and each currently proposed transaction, in which:

•	NavSight was a participant;

•	the amount involved exceeded or exceeds $120,000; and

•

any of NavSight’s directors, executive officers, or beneficial holders of more than 5% of any class of the capital stock of NavSight, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had a direct or indirect material interest.

Private Investment in Public Equity (“PIPE”) Subscription Agreements

In connection with the execution of the Business Combination Agreement, on February 28, 2021, NavSight entered into the PIPE subscription agreements with the PIPE investors, pursuant to which, such PIPE investors purchased an aggregate of 24,500,000 shares of our Class A common stock at $10.00 per share for an aggregate purchase price of $245,000,000 immediately prior to the Closing. Messrs. Coleman and Pearlstein, directors and officers of NavSight prior to the Closing, subscribed for an aggregate purchase price of $10,000,000 of the PIPE investment, for which they received an aggregate of 1,000,000 shares of our Class A common stock.

The PIPE subscription agreements provide that New Spire is required to file with the SEC, within 45 calendar days of the Closing Date, a registration statement covering the resale of shares issued pursuant to the PIPE investment and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) the 90th calendar day (or 120th calendar day in the event the SEC reviews and has written comments to the registration statement) following the filing date thereof and (ii) the 10th business day after the date New Spire is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

The PIPE subscription agreements will be terminated, and be of no further force and effect, upon the mutual written agreement of NavSight and the applicable PIPE investor.

In connection with the PIPE investment, NavSight engaged Credit Suisse Securities (USA) LLC (“Credit Suisse”) as lead placement agent and BofA Securities, Inc. (“BofA Securities”) as a placement agent. In connection with performing services as lead placement agent and placement agent, respectively, Credit Suisse and BofA Securities received fees and expense reimbursements customary for a PIPE transaction (subject to the terms and conditions of their engagement letters with NavSight). BofA Securities previously had been hired to advise Legacy Spire in connection with the proposed business combination and will receive customary compensation in connection therewith. Except in respect of the PIPE investment, BofA Securities did not provide any advice to NavSight, including, but not limited to, regarding the valuation of Spire or the terms of the business combination with Legacy Spire. Prior to accepting its engagement as placement agent, BofA Securities entered into letter agreements with each of NavSight and Legacy Spire pursuant to which each of NavSight and Legacy Spire consented to BofA Securities’ dual roles as financial advisor to Legacy Spire in connection with the proposed business combination and as a placement agent to NavSight in connection with the PIPE investment, and waived any claims it may have based on any actual or potential conflicts in connection with such dual roles. In addition, BofA Securities and its affiliates may provide investment banking and other financial services to NavSight, Spire and their respective affiliates in the future, for which they would expect customary compensation.

Pre-Merger Related Party Transactions of Spire Global, Inc.

The following is a description of each transaction since January 1, 2021, and each currently proposed transaction, in which:

•	Legacy Spire has been a participant;

•	the amount involved exceeded or exceeds $120,000; and

•

any of Legacy Spire’s directors, executive officers, or beneficial holders of more than 5% of any class of Legacy Spire’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had a direct or indirect material interest.

Founder Purchase

The Founders entered into the Business Combination Agreement on February 28, 2021, pursuant to which, at Closing, the Founders purchased a number of shares of our Class B common stock equal to the number of shares of our Class A common stock that each Founder received at Closing, at a purchase price of $0.0001 per share.

Convertible Note Financings

From January 2021 through February 2021, Legacy Spire issued and sold convertible promissory notes in the aggregate principal amount of $20,000,000 (“2021 Spire Notes”). The 2021 Spire Notes accrued interest at a rate of 8.0% per annum and were converted into shares of our Class A common stock in connection with the Closing. The following table summarizes purchases of the 2021 Spire Notes by related persons:

Name of stockholder	Principal amount of notes
Entities affiliated with Bessemer(1)	$1,231,700

(1)

Consists of (i) $547,860 in 2021 Spire Notes issued to Bessemer Venture Partners IX Institutional L.P. and (ii) $683,840 in 2021 Spire Notes issued to Bessemer Venture Partners IX L.P. Entities affiliated with Bessemer held more than 5% of Legacy Spire’s outstanding capital stock and were represented on the Legacy Spire board of directors at the time of the transaction.

Voting and Support Agreements

Legacy Spire and NavSight were parties to the Voting and Support Agreements, each dated as of February 28, 2021, pursuant to which Peter Platzer, Theresa Condor, Stephen Messer, Zephir Worldwide LLC, Bessemer, and RRE agreed to vote all of their respective shares of Legacy Spire capital stock in favor of the Business Combination Agreement and the transactions contemplated thereby, including the merger with NavSight. This agreement terminated upon the Closing.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted a written related person transactions policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a material related person transaction with us without the review and approval of our audit committee or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 will be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

All of the transactions described in this section were entered into prior to the adoption of this policy. Although Legacy Spire did not previously have a written policy for the review and approval of transactions with related persons, the Legacy Spire board of directors historically reviewed and approved any transaction where a director or officer had a financial interest, including all of the transactions described above. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest as to the agreement or transaction were disclosed to the Legacy Spire board of directors. The Legacy Spire board of directors would take this information into account when evaluating the transaction and in determining whether such transaction was fair to the Company and in the best interest of all of its stockholders.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on a review of such reports and written information given to us by our directors and executive officers, we believe that all such required reports were filed on a timely basis under Section 16(a) for the fiscal year ended December 31, 2022, except for: (i) a late Form 3 that also omitted a holding for Mr. Johnson and three transactions reported late for Mr. Johnson; (ii) three equity award grants reported late for Mr. Porteous; (iii) one equity award grant reported late for each of Messrs. Hoke, Messer and Pearlstein; and (iv) one transaction reported late for Ms. Martin, our former General Counsel.

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2022 are included in our 2022 Annual Report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our 2022 Annual Report are posted on our website at ir.spire.com and are available from the SEC on its website at www.sec.gov. You may also obtain a copy of our 2022 Annual Report without charge by sending a written request to Spire Global, Inc., Attention: Corporate Secretary, 8000 Towers Crescent Drive, Suite 1100, Vienna, Virginia 22182.

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The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Vienna, Virginia

May 1, 2023

Appendix A

PROPOSED AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION OF

SPIRE GLOBAL, INC.

REVERSE STOCK SPLIT

The amendment would add the following paragraph to the end of Article IV of the Restated Certificate of Incorporation:

Upon the filing and effectiveness (the “Reverse Stock Split Effective Time”) pursuant to the General Corporation Law of the State of Delaware of the Certificate of Amendment to this Restated Certificate of Incorporation of the Corporation, each [number between and including 2 and 50] shares of Class A Common Stock and Class B Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, automatically and without any further action on the part of the Corporation or any of the respective holders thereof, be reclassified, combined and converted into one (1) fully paid and nonassessable share of Class A Common Stock or Class B Common Stock, respectively (the “Reverse Stock Split”), subject to the treatment of fractional share interests as described below. The reclassification of the Class A Common Stock and Class B Common Stock shall be deemed to occur at the Reverse Stock Split Effective Time. From and after the Reverse Stock Split Effective Time, certificates representing Class A Common Stock or Class B Common Stock prior to such reclassification shall represent the number of shares of Class A Common Stock or Class B Common Stock, respectively, into which such Class A Common Stock or Class B Common Stock prior to such reclassification shall have been reclassified pursuant to the Certificate of Amendment. No fractional shares shall be issued in connection with the Reverse Stock Split and, in lieu thereof, any stockholder who would otherwise be entitled to receive a fractional share of Class A Common Stock shall instead be entitled to receive a cash payment equal to the product obtained by multiplying (a) the closing price per share of the Class A Common Stock on the Reverse Stock Split Effective Date as reported on the New York Stock Exchange, after giving effect to the Reverse Stock Split, by (b) the fraction of the share owned by the stockholder, without interest. Any fractional shares of Class B Common Stock will be transferred to the Corporation for no consideration.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/SPIR • Cast your vote online • Have your Proxy Card ready P.O. BOX 8016, CARY, NC 27512-9903 • Follow the simple instructions to record your vote PHONE Call 1-866-484-1877 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online at www.proxydocs.com/SPIR Spire Global, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 26, 2023 TIME: Tuesday, June 13, 2023 10:00 AM, Eastern Time PLACE: Annual meeting to be held live via the Internet Please visit www.proxydocs.com/SPIR for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Peter Platzer, Thomas Krywe and Boyd Johnson as the Named Proxies with full power of substitution and revocation, and hereby authorizes each of the Named Proxies to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Spire Global, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on June 13, 2023, at https://www.proxydocs.com/SPIR, and any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, AS IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Spire Global, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Class II Director FOR WITHHOLD 1.01 William Porteous FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 FOR 3. To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding Class A and Class B common stock at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-50, subject to and as determined by our Board of Directors FOR Note: In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You must register to attend the meeting online at www.proxydocs.com/SPIR Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFLDateDateSignature (if held jointly) XPlease make your marks like this: Spire Global, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Class II Director FOR WITHHOLD 1.01 William Porteous FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 FOR 3. To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding Class A and Class B common stock at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-50, subject to and as determined by our Board of Directors FOR Note: In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You must register to attend the meeting online at www.proxydocs.com/SPIR Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFLDateDateSignature (if held jointly) XPlease make your marks like this: